UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Inland Western Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

July       , 2010

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2010 annual meeting of stockholders of Inland Western Retail Real Estate Trust, Inc. The meeting will be held on October 12, 2010 at 10:00 a.m. Central Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

The accompanying notice of annual meeting of stockholders and proxy statement contain a description of the formal business to be acted upon by the stockholders. At this year’s meeting, you will be entitled to vote on the election of eight directors, an amendment and restatement of our charter, and the amendment of our Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan.  I encourage you to read the accompanying materials carefully. Our directors and officers, as well as representatives of Deloitte & Touche LLP, our independent registered public accounting firm for 2009, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the postage pre-paid envelope provided. You may also authorize a proxy through the Internet, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement. Submitting your proxy card or authorizing a proxy via the Internet or via telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

Thank you for your continued support of and interest in our company. I and everyone at Inland Western Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

/s/ Steven P. Grimes

Steven P. Grimes
Chief Executive Officer, President, Chief Financial Officer and Treasurer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: October 12, 2010
TIME:  10:00 a.m. (Central Time)
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

To Our Stockholders:

The purposes of the annual meeting are:

•                  Election of eight directors to hold office for a one-year term and until their successors are elected and qualify;

•                  Approval of the Amendment and Restatement of our Charter;

•                  Approval of the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan; and

•                  To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on July 16, 2010 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A proxy statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2009.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please authorize your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also authorize your proxy through the Internet, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement.  YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage, if mailed in the United States, to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

/s/ Dennis K. Holland

Dennis K. Holland
Dated: July , 2010	Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 12, 2010

Our board of directors, or Board, is furnishing you this proxy statement to solicit proxies on its behalf to be voted at our 2010 annual meeting of stockholders to be held on October 12, 2010 at 10:00 a.m. Central Time at our principal executive offices at the address set forth above, and at any and all adjournments or postponements thereof, which we refer to as the Annual Meeting.  We encourage your participation in the voting at the Annual Meeting and solicit your support on each proposal to be presented.

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about July       , 2010.

Unless the context otherwise requires, all references to “IWEST,” the “Company,” “our,” “we” and “us” in this proxy statement relate to Inland Western Retail Real Estate Trust, Inc. and those entities owned or controlled directly or indirectly by us.  The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523 and our telephone number is (630) 218-8000.

STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 12, 2010.

The proxy statement and annual report on Form 10-K for the year ended December 31, 2009, as amended, are available at www.inlandwestern.com.

INSTRUCTION GUIDE FOR AUTHORIZING YOUR PROXY

THREE EASY WAYS TO AUTHORIZE YOUR PROXY WITHOUT ATTENDING OUR ANNUAL MEETING

1.                                      Authorize Your Proxy by Mail

Simply mark, sign, date and return the enclosed proxy card as promptly as possible in the prepaid-postage envelope enclosed.

2.                                      Authorize Your Proxy by Telephone

It is fast, convenient, and your vote is immediately confirmed and posted. Using a touch-tone phone, call the toll free number, 1-800-868-5614, which is also shown on your proxy card.

Just Follow These Four Easy Steps:

•                  Read the accompanying proxy statement and proxy card;

•                  Call the toll-free number provided on your proxy card;

•                  Enter your CONTROL NUMBER located on your proxy card; and

•                  Follow the simple recorded instructions.

Your vote is important!
Call 24 hours a day

3.                                      Authorize Your Proxy by Internet

It is fast, convenient, and your vote is immediately confirmed and posted. Using a computer, simply go to the designated website for our stockholders:

www.proxyvoting.com/INWEST

Just Follow These Four Easy Steps:

•                  Read the accompanying proxy statement and proxy card;

•                  Go to the website www.proxyvoting.com/INWEST;

•                  Enter your CONTROL NUMBER located on your proxy card; and

•                  Follow the simple instructions.

Your vote is important!

Go to www.proxyvoting.com/INWEST 24 hours a day

INFORMATION ABOUT THE ANNUAL MEETING

Information about the Annual Meeting

Our Annual Meeting will be held on October 12, 2010 at 10:00 a.m. Central Time at 2901 Butterfield Road, Oak Brook, Illinois 60523. Please contact our Director of Investor Relations, Dione K. McConnell, at (630) 218-8000 or via email at mcconnell@inland-western.com if you plan to attend. Additionally, please contact Morrow & Co., LLC at (800) 573-4804 if you have any questions with respect to authorizing a proxy to vote your shares at the Annual Meeting.

Information about this Proxy Statement

We sent you this proxy statement and the proxy card on behalf of our Board who is soliciting a proxy from you to vote your shares at the Annual Meeting.  This proxy statement contains information we are required to provide to you and is designed to assist you in voting your shares.  On or about July       , 2010, we began mailing the proxy materials to all stockholders of record as of the close of business on July 16, 2010, the record date fixed by our Board for determining the holders of record of our common stock, $.001 par value per share, entitled to notice of and to vote at the Annual Meeting.  Each of the outstanding shares of common stock, as of the record date, is entitled to one vote on all matters to be voted upon at the Annual Meeting.  On the record date, there were                        shares of common stock issued and outstanding.

Proposals to be Considered by You at the Annual Meeting

At the Annual Meeting, we will be asking you to:

PROPOSAL 1:	Elect eight directors.

PROPOSAL 2:	Approve the amendment and restatement of our Charter.

PROPOSAL 3:	Approve the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan

Information about Voting

VOTING OF PROXIES - Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed for the Annual Meeting. Each executed and timely returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later-dated proxy (which automatically revokes the earlier proxy), or by voting in person at the Annual Meeting. Except for “broker non-votes” described below, executed but unmarked proxies will be voted by the person(s) named thereon (i) for the election of the nominees named herein as directors (or a substitute for a nominee if such nominee is unable or refuses to serve); (ii) for the approval of the amendment and restatement of our charter; (iii) for the approval of the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan; and (iv) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the Annual Meeting.

AUTHORIZATION OF PROXIES ELECTRONICALLY VIA THE INTERNET - Stockholders may authorize a proxy to vote via the Internet at the www.proxyvoting.com/INWEST until 11:59 p.m. Eastern Time, on October 11, 2010. The Internet proxy authorization procedures are designed to authenticate the stockholders’ identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

AUTHORIZATION OF PROXIES VIA TOUCH-TONE TELEPHONE — Stockholders may authorize a proxy to vote via touch-tone telephone by calling the toll-free phone number provided on their proxy card until 11:59 p.m. Eastern Time, on October 11, 2010. The touch-tone telephone proxy authorization procedures are designed to authenticate the stockholders’ identity and to allow stockholders to authorize a proxy to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to authorize your proxy by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

Quorum; Abstentions and Broker Non-Votes

We have hired an independent proxy solicitor, Morrow & Co., LLC, to solicit proxies on the Board’s behalf with respect to the matters to be voted upon at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by us. The inspector will determine whether or not a quorum is present. Presence in person or by proxy at the Annual Meeting of holders of a majority of our outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum but will not be counted as votes cast and will have no effect on the proposal to approve the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan, although abstentions and broker non-votes will have the effect of votes against the election of directors and the proposal to approve the amendment to our Charter.  A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Number of Votes Necessary for each Proposal to be Approved

•                                          Election of directors: Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for the election of each of the eight directors to be elected at the Annual Meeting. There are no cumulative voting rights in the election of directors.

•                                          Approval of the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan:  Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan.

•                                          Approval of the Amendment and Restatement of our Charter:  Provided a quorum is present, the affirmative vote of a majority of the shares of our common stock issued and outstanding is required to approve the amendment and restatement of our Charter.

PLEASE VOTE YOUR SHARES BY AUTHORIZING YOUR PROXY BY TELEPHONE, VIA THE INTERNET OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Costs of Proxies

We will bear all expenses incurred in connection with the solicitation of proxies. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co., LLC, to solicit proxies on our behalf. We expect that the fee of soliciting proxies on our behalf will be approximately $6,500 plus costs and expenses.

Other Matters

As of the date of this proxy statement, the above-referenced proposals are the only matters we are aware of that are to be acted upon at the Annual Meeting. If any other matter should properly come before the Annual Meeting for which we did not receive proper notice, in accordance with the requirements of our bylaws, the persons appointed by you in your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of a majority of the votes cast on any such other matter will be required for approval.

Where You Can Find More Information About Us

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-

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0330 for further information regarding the public reference facilities. Our SEC filings are also available to the public on the website maintained by the SEC at “http://www.sec.gov.”

ELECTION OF DIRECTORS

PROPOSAL NO. 1: ELECTION OF EIGHT INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Our current governing charter requires us to have at least three, but not more than 11, directors.  Our Board currently consists of nine individuals.  Robert D. Parks has advised us that he will not stand for re-election at the Annual Meeting.  Accordingly, pursuant to a resolution of the Board, the Board will be reduced to eight individuals effective at the Annual Meeting.  Although we are not listed on the New York Stock Exchange, after an evaluation, we believe that all of our directors would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards, except for Robert D. Parks and Brenda G. Gujral.

The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the Annual Meeting.  At that meeting each current director, other than Mr. Parks, will be nominated to stand for re-election as a director. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Seven of our current directors have been directors since 2003, and two of our current directors have been directors since January 1, 2008. Information regarding the business experience of each nominee and Mr. Parks is provided below based upon information furnished to us by the individuals named.

Nominees for Election as Directors

The following sets forth information with regard to the nominees for election to our Board, with ages set forth as of January 1, 2010.

NAME, POSITIONS WITH IWEST AND AGE	BUSINESS EXPERIENCE

FRANK A. CATALANO, JR. Director since 2003 Age 49

Frank A. Catalano, Jr. has been one of our directors since our inception on March 5, 2003.  He has served as President of Catalano & Associates since 1999. Catalano & Associates is a real estate company that includes brokerage, property management and rehabilitation and leasing of office buildings.  Mr. Catalano’s experience also includes mortgage banking.  Since February 1, 2008, he has been with Gateway-Funding as their Regional Vice President.  From 2002 until August 2007, he was a Vice President of American Home Mortgage Company. He also was President and Chief Executive Officer of CCS Mortgage, Inc. from 1995 through 2000.

Mr. Catalano is a member of the Elmhurst Chamber of Commerce and its past chairman of the board.  He is also a member of the Elmhurst Jaycees, Elmhurst Memorial Healthcare Board of Governors and Elmhurst Kiwanis.  Mr. Catalano holds a mortgage banker’s license.

KENNETH H. BEARD Director since 2003 Age 69

Kenneth H. Beard has been one of our independent directors since our inception on March 5, 2003.  He is President and Chief Executive Officer of KHB Group, Inc. and Midwest Mechanical Construction, mechanical engineering and construction companies.  From 1999 to 2002, he was President and Chief Executive Officer of Exelon Services, a subsidiary of

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Exelon Corporation.  From 1974 to 1999, Mr. Beard was President and Chief Executive Officer of Midwest Mechanical, Inc., a heating, ventilation and air conditioning construction and service company that he founded in 1974. From 1964 to 1974, Mr. Beard was employed by The Trane Company, a manufacturer of heating, ventilating and air conditioning equipment.

Mr. Beard holds a MBA and BSCE from the University of Kentucky and is a licensed mechanical engineer.  He is past chairman of the foundation board of the Wellness House in Hinsdale, Illinois, a cancer support organization and serves on the Dean’s Advisory Council of the University of Kentucky, School of Engineering.  Mr. Beard is a past member of the Oak Brook, Illinois, Plan Commission (1981 to 1991) and a past board member of Harris Bank, Hinsdale, Illinois (1985 to 2004).

PAUL R. GAUVREAU Director since 2003 Age 70

Paul R. Gauvreau has been one of our directors since our inception on March 5, 2003. He is the retired Chief Financial Officer, Financial Vice President and Treasurer of Pittway Corporation, a New York Stock exchange listed manufacturer and distributor of professional burglar and fire alarm systems and equipment from 1966 until its sale to Honeywell, Inc. in 2001. He was President of Pittway’s non-operating real estate and leasing subsidiaries through 2001. He was a financial consultant to Honeywell, Inc., Genesis Cable, L.L.C. and ADUSA, Inc.  He was a director and audit committee member of Cylink Corporation, a NASDAQ Stock Market listed manufacturer of voice and data security products from 1998 until its merger with Safenet, Inc. in February 2003.

Mr. Gauvreau holds an MBA from the University of Chicago and a BSC from Loyola University of Chicago.  He is on the Board of Trustees, Chairman of the Finance Committee and Treasurer of Benedictine University, Lisle, Illinois and a member of the Board of Directors of the Children’s Brittle Bone Foundation, Pleasant Prairie, Wisconsin.

GERALD M. GORSKI Director since 2003 Age 66

Gerald M. Gorski has been one of our directors since July 1, 2003.  He has been a Partner in the law firm of Gorski & Good, Wheaton, Illinois since 1978. Mr. Gorski’s practice is limited to governmental law.  His firm represents numerous units of local government in Illinois and Mr. Gorski has served as a Special Assistant State’s Attorney and Special Assistant Attorney General in Illinois.  He received a B.A from North Central College with majors in Political Science and Economics and a J.D. from DePaul University Law School where he was placed on the Deans Honor List.  Mr. Gorski serves as the Vice Chairman of the Board of Commissioners for the DuPage Airport Authority.  Further, Mr. Gorski has also served as Chairman of the Board of Directors of the DuPage National Technology Park.  He has written numerous articles on various legal issues facing Illinois municipalities; has been a speaker at a number of municipal law conferences and is a member of the Illinois Bar Association, the Institute for Local Government Law and the International Municipal Lawyers Association.

RICHARD P. IMPERIALE Director since 2008 Age 50

Richard P. Imperiale has been a director since January 2008 and is President and founder of the Uniplan Companies, a Milwaukee, Wisconsin based investment advisory holding company.  Uniplan and its affiliates manage and advise over $500 million in client accounts. Uniplan specializes in providing clients with consistently superior risk-

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adjusted returns managing equity, REIT and specialty portfolios.  Mr. Imperiale started his career as a credit analyst for the First Wisconsin National Bank (now U.S. Bank).  In 1983, Mr. Imperiale joined B.C. Ziegler & Company, a Midwest regional brokerage firm where he was instrumental in the development of portfolio strategies for one of the first hedged municipal bond mutual funds in the country. In 1984, Mr. Imperiale founded Uniplan, Inc., with the objective of managing investment portfolios to achieve the greatest long-term risk-adjusted return for conservative institutional clients. Mr. Imperiale is widely quoted in local and national media on matters pertaining to investments and is a regular guest on CNNfn’s Power Lunch.  He has appeared on Bloomberg News, CNBC and is a frequent guest on the syndicated radio talk show, Money Sense.  He authored the book Real Estate Investment Trusts: New Strategies For Portfolio Management, published by John Wiley & Sons, 2002.

He attended Marquette University Business School where he received a B.S. in Finance. In addition, Mr. Imperiale completed the postgraduate lecture series in corporate finance at the University of Chicago Graduate School of Business and received a certificate in legal research from Concordia University.

KENNETH E. MASICK Director since 2008 Age 64

Kenneth E. Masick has been one of our directors since January 2008. He retired from Wolf & Company LLP, certified public accountants, in April 2009, being there as a partner since its formation in 1978. That firm, one of the largest in the Chicago area specializes in audit, tax and consulting services to privately owned businesses. Mr. Masick was partner-in-charge of the firm’s audit and accounting department and was responsible for the firm’s quality control. His accounting experience also includes feasibility studies and due diligence activities with acquisitions. Mr. Masick has been in public accounting since his graduation from Southern Illinois University in 1967. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA society. Mr. Masick also holds Series 7, 24, 27 and 63 licenses from FINRA. He also was treasurer and director of Wolf Financial Management LLC, a securities broker-dealer firm. Mr. Masick also held the position of director with Inland Retail Real Estate Trust, Inc.

BARBARA A. MURPHY Director since 2003 Age 72

Barbara A. Murphy has been one of our directors since July 1, 2003.  She is the Chairwoman of the DuPage Republican Party.  Ms. Murphy is also a member of Illinois Motor Vehicle Review Board and a member of Matrimonial Fee Arbitration Board. Ms. Murphy is a former Chairman and current Committeeman for The Milton Township Central Committee.  After serving for twenty years, she recently retired from the position of Milton Township Trustee. Ms. Murphy previously served as State Central Committeewoman for the Sixth Congressional District and has also served on the DuPage Civic Center Authority Board, the DuPage County Domestic Violence Task Force and the Illinois Toll Highway Advisory Committee.  Ms. Murphy is a founding member of the Family Shelter Service Board.  As a former volunteer for Central DuPage Hospital, she acted as the “surgery hostess” (cared for families while a family member was undergoing surgery).  Ms. Murphy was a department manager and buyer for J.W. Robinson’s and Bloomingdale’s and the co-owner of Daffy Down Dilly Gift Shop in Glen Ellyn.

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BRENDA G. GUJRAL Director since our formation in 2003 Age 67

Brenda G. Gujral has been one of our directors since our inception and previously served as our chief executive officer until November 15, 2007. She was the president and a director of Inland Real Estate Investment Corporation (“IREIC”) from July 1987 through September 1992 at which time she took a leave to work in a family business. She returned to Inland in a part-time position from October 1995 until January 1998 at which time she was again named president and director of IREIC becoming its chief executive officer in January of 2008. She served as president, chief operating officer and a director of Inland Securities Corporation from January 1997 until June 2009, and has been a director of Inland Securities Corporation since January 1997. Additionally, Ms. Gujral has served as a director of Inland Investment Advisors, Inc., an investment advisor, since January 2001. Ms. Gujral also has served as president and director of Inland American Real Estate Trust, Inc. (“IARETI”) since its inception in October 2004, the chairman of the board of Inland Real Estate Exchange Corporation since May 2001, and a director of Inland Opportunity Business Manager & Advisor, Inc. since April 2009. Ms. Gujral was a director of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 until it was acquired in February 2007.

Ms. Gujral has overall responsibility for the operations of IREIC, including investor relations, regulatory compliance and filings, review of asset management activities and broker-dealer marketing and communication. Ms. Gujral works with the internal and outside legal counsel in structuring IREIC’s investment programs and in connection with preparing offering documents and registering the related securities with the Securities Exchange Commission (SEC) and state securities commissions.

Ms. Gujral has been with the Inland organization for twenty-nine years, becoming an officer in 1982. Prior to joining Inland, she worked for the Land Use Planning Commission establishing an office in Portland, Oregon, to implement land use legislation for that state. She is a graduate of California State University. She holds Series 7, 22, 39 and 63 certifications from the Financial Industry Regulatory Authority and is a licensed real estate salesperson and a member of NAREIT.

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THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

FRANK A. CATALANO, JR.,
KENNETH H. BEARD,
PAUL R. GAUVREAU,
GERALD M. GORSKI,
RICHARD P. IMPERIALE,
KENNETH E. MASICK,
BARBARA A. MURPHY, AND
BRENDA G. GUJRAL

ITS NOMINEES FOR ELECTION AS DIRECTORS

Diversity.  Although the Board has not established a policy regarding diversity, the Nominating Committee believes that the Board is diverse with respect to background, skills, experience, expertise and gender.

Director Qualifications.  In considering whether directors and nominees have the experiences, qualifications, attributes and skills, taken as a whole, to enable the Board to carry out its duties effectively, the Nominating Committee and the Board focused on each Director’s participation and performance on the Board during his or her tenure, as well as on the information discussed in each of the Directors’ individual biographies set forth elsewhere herein.  In particular, with respect to each Director, the Nominating Committee and the Board noted the following:

•                  Mr. Catalano’s experience in running a firm engaged in the brokerage, management, rehabilitation and leasing of commercial property coincides closely with the business of the Company;

•                  Mr. Beard’s experience in engineering and construction services, as well as his expertise in corporate acquisition and finance, enable him to provide insight relating to the Company’s joint venture, development and other activities;

•                  Mr. Gauvreau’s financial experience, including his serving as the chief financial officer of a New York Stock Exchange-listed company and on the audit committee of a NASDAQ-listed company, qualifies him to serve as chairman of the Audit Committee of the Company;

•                  Mr. Gorski’s experience as a lawyer and focus on local government law not only gives the Board a valuable perspective on the numerous legal issues (including land use law) that the Company faces, but also on local political issues;

•                  Mr. Imperiale’s experience in the brokerage and investment advisory industries allow him to provide useful oversight and advice as the Company looks to refinance debt and strengthen its balance sheet, as well as to address issues with respect to the Company’s securities portfolio;

•                  Mr. Masick’s experience as a certified public accountant and experience in providing audit, tax and consulting services to privately-owned businesses provides financial expertise to the Board and the Audit Committee;

•                  Ms. Murphy’s public service and experience in operating her own business bring a different perspective to evaluating the Company’s relationships with public officials, tenants and customers of the Company’s tenants;

•                  Ms. Gujral’s experience in the real estate industry and the securities brokerage business provide guidance to the Company as well as assistance in maintaining the Company’s relationship not only

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with the brokers and advisors who have sold the Company’s stock, but also with the investors who purchased the Company’s stock.

Board Structure.  Although the Company’s Bylaws permit the Company to have the same person serve as Chief Executive Officer and Chairman of the Board, since its inception the Company has had separate individuals serving in these two positions.  The Board believes this structure best serves the Company by allowing one person (Chief Executive Officer) to focus his efforts on setting the strategic direction of the Company and providing day-to-day leadership of the Company while the other person (Chairman of the Board) can focus on presiding at meetings of the Board and overall planning and relations with the Directors.  The Board believes that the needs of a corporation with the large number of properties and the wide spectrum of issues that we face are best met by allowing these two different functions to be handled by two separate individuals.

Board Role in Risk Management.  General oversight of risk management is a function undertaken by the entire Board.  All major leases, purchases and sales of property, and financing are reviewed and approved by the Board.  As part of this review and approval process, the Board considers, among other things, the risks posed by such activities and receives input on various aspects of those risks, including operational, financial, legal and regulatory, and reputational risk, from senior management, including the Chief Financial Officer, Chief Accounting Officer and the General Counsel.  In addition, the Audit Committee regularly receives reports from the Chief Financial Officer and Chief Accounting Officer, as well as from the Company’s independent auditors and other outside professionals, with respect to financial and operational controls and risk assessment, and reports on these matters to the Board.

Compensation Policy and Risk.  The Compensation Committee has reviewed the Company’s compensation policies and practices and does not believe such policies and practices have a material adverse effect on the risk profile of the Company.

Director not Standing for Re-election

Robert D. Parks has been our Chairman of the Board and a director since our inception on March 5, 2003.  He is a director of The Inland Real Estate Group of Companies, Inc. and one of its four original principals; Chairman of the Board of IREIC; Mr. Parks is Chairman of the Board and a director of IARETI.  He is also a director of Inland Real Estate Exchange Corporation and a director of Inland Investment Advisors, Inc.  Mr. Parks was formerly a director of Inland Securities Corporation and formerly President, Chief Executive Officer and a director of Inland Real Estate Corporation.

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC.  He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining the Inland organization, Mr. Parks taught in Chicago’s public schools.  He received his B.A. from Northeastern Illinois University and his M.A. from the University of Chicago.  He is a registered Direct Participation Program Limited Principal with the Financial Industry Regulatory Authority.  He is a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning as well as a member of the National Association of Real Estate Investment Trusts (NAREIT).

Mr. Parks’ thirty-plus years of experience in the real estate industry and as one of our four original principals of The Inland Real Estate Group of Companies, Inc. gives the Company general insight into the real estate industry, The Inland Group in particular, as well as leadership and management skills.

Board Meetings in 2009

Our Board met 15 times during 2009. Each director who was a director during 2009 attended more than 75% of the total number of meetings of the Board and each Committee on which he or she served. We do not have a policy with regard to Board members’ attendance at annual stockholder meetings. However, each director who was a director at such time attended the 2009 Annual Meeting.

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Committees of the Board of Directors

Our bylaws provide that our Board may establish such committees as the Board believes appropriate. The Board will appoint the members of the committee in the Board’s discretion. In addition to the four committees described below, our Board establishes from time to time such other committees as it may deem necessary and appropriate.

Audit Committee.

Our Board has established an Audit Committee comprised of Messrs. Beard, Gauvreau, and Masick.  Mr. Gauvreau serves as the Chair of the Audit Committee and qualifies as our “financial expert” under the SEC rules. Although we are not listed on the New York Stock Exchange, after an evaluation by the Audit Committee, we believe that each of the members, or former members (as applicable), of the Audit Committee, would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards.

The Audit Committee is responsible for the engagement of our independent registered public accounting firm, reviewing the plans and results of the audit engagement with our independent registered public accounting firm, approving services performed by, and the independence of, our independent registered public accounting firm, considering the range of audit and non-audit fees, and consulting with our independent registered public accounting firm regarding the adequacy of our internal accounting controls. The Audit Committee held nine meetings during 2009.

Audit Committee Report.  The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee is currently composed of three directors. Although we are not listed on the New York Stock Exchange, each of the current members of the Audit Committee would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at www.inlandwestern.com.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and an audit of the effectiveness of our internal control over financial reporting as of December 31, 2009, in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2009 audited financial statements and management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009, as amended, filed with the SEC.

The members of the Audit Committee of our Board are:

Kenneth H. Beard

Paul R. Gauvreau

Kenneth E. Masick

Executive Compensation Committee.

Effective as of December 11, 2007, our Board established an Executive Compensation Committee comprised of Mr. Catalano, Mr. Imperiale, Ms. Gujral and Ms. Murphy.  Mr. Catalano serves as the chair of the Executive Compensation Committee.  Although we are not listed on the New York Stock Exchange, each of the members of the Executive

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Compensation Committee would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards, other than Ms. Gujral. The Executive Compensation Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at www.inlandwestern.com.

The Executive Compensation Committee makes recommendations to our Board concerning compensation policies and programs, including salaries and incentive compensation, for our executive officers, and administers our employee benefit plans.  The Executive Compensation Committee held nine meetings during 2009. The Executive Compensation Committee has not delegated its authority to others. It is likely that our chief executive officer will provide input into executive compensation decisions. We have not hired a compensation consultant to assist the Executive Compensation Committee in determining compensation for 2010.

Compensation Committee Interlocks and Insider Participation.  The members of the Executive Compensation Committee are set forth above.  There are no matters related to compensation committee interlocks or insider participation that the company is required to report.

Nominating and Corporate Governance Committee.

Effective as of December 11, 2007, our Board established a Nominating and Corporate Governance Committee, or Nominating Committee.  The members of the Nominating Committee who selected the nominees for the Board of Directors who appear on this proxy statement, comprise Messrs. Gorski, Imperiale and Parks.  Mr. Gorski serves as the chair of the Nominating Committee.  Although we are not listed on the New York Stock Exchange, each of the Members of the Nominating Committee who selected such nominees would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards, other than Mr. Parks. The Nominating Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at www.inlandwestern.com. The Nominating Committee held two meetings during 2009. The Board of Directors will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption “Advance Notice Procedures for Making Director Nominations and Stockholder Proposals.”

Once one of the members of the Nominating Committee has identified a possible nominee (whether through a recommendation from a stockholder or otherwise), the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee when the candidate is recommended, the Nominating Committee’s own knowledge of the prospective candidate and information, if any, obtained by the Nominating Committee’s inquiries. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below. If the members of the Nominating Committee determine that additional consideration is warranted, the Nominating Committee may gather additional information about the candidate’s background and experience. The members of the Nominating Committee then evaluate the prospective nominee against the following standards and qualifications:

•                  Achievement, experience and independence;

•                  Wisdom, integrity and judgment;

•                  Understanding of the business environment; and

•                  Willingness to devote adequate time to Board duties.

The members of the Nominating Committee also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates. In connection with this evaluation, the members of the Nominating Committee determine whether to interview the candidate. If the members of the Nominating Committee decide that an interview is warranted, one or more of those members, and others as appropriate, interview the candidate in person or by telephone. After completing this evaluation and interview, the full Board would nominate such candidates for election.

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Independent Directors Committee.

On April 14, 2009, the Board established the Independent Directors Committee, or Independent Committee.  The Independent Committee is made up of all of the members of the Board who are determined to be “independent” by the Nominating Committee.  Currently, all of the Directors except Mr. Parks and Ms. Gujral serve on the Independent Committee.  The Independent Committee is required to meet at least twice a year.  Its purpose is to assist the Board in discharging the Board’s responsibilities relating to reviewing, authorizing, approving, ratifying and monitoring all related party transactions, agreements and relationships.  In particular, the Independent Committee is responsible for evaluating, negotiating and concluding (or rejecting) any proposed contract or transaction with a related party; monitoring the performance of all related party contracts or transactions entered into; and determining whether existing and proposed related party contracts and transactions are fair and reasonable to the Company.  The Independent Committee operates under a written charter approved by the Board of Directors.  A copy of the charter is available on our website at www.inlandwestern.com.

Corporate Governance Documents

On October 12, 2004, our Board unanimously adopted the following corporate governance documents:

•                  Code of Business Conduct and Ethics,

•                  Nonretaliation Policy; and

•                  Complaint Procedures for Accounting and Auditing Matters.

Subsequently, on May 13, 2008, our Board of Directors unanimously adopted the following:

•                    Guidelines on Corporate Governance

•                    Board of Directors Member Job Description

The Code of Business Conduct and Ethics is applicable to all employees of the Company, including the Chief Executive Officer and Chief Financial Officer, and to the Company’s Board of Directors.  The Code of Business Conduct and Ethics is publicly available on the Company’s website at www.inland-western.com.

Stockholder Communications

We have not adopted a formal process for stockholder communications with our Board. Every effort has been made to ensure that the views of stockholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders are free to contact any director or executive officer directly by writing in care of us, or by writing to Mr. Dennis K. Holland, our General Counsel and Secretary, at 2901 Butterfield Road, Oak Brook, IL 60523, or by sending an email to Mr. Holland at holland@inland-western.com. Stockholders can contact the Audit Committee directly by sending a letter to Mr. Paul Gauvreau, in care of us at 2901 Butterfield Road, Oak Brook, IL 60523.

All communications received as set forth in the preceding paragraph will be opened by the office of the General Counsel for the sole purpose of determining the nature of the communications. Communications that constitute advertising, promotions of a product or service, or patently offensive material will not be forwarded to the directors. Other communications will be forwarded promptly to the addressee or addressees as deemed appropriate.

Director Compensation

Cash Compensation.  Beginning January 1, 2008, each director (other than Mr. Parks and Ms. Gujral, who are not entitled to receive any compensation from the Company for their service on the Board of Directors or any of its committees) receives an annual director fee of $40,000. The chairman of the Audit Committee receives an additional annual fee of $10,000, and the chairmen of the Executive Compensation Committee and the Nominating and Corporate Governance Committee receive an additional annual fee of $5,000. In addition, each director receives $1,000 for attending in person or $750 for attending via telephone, each meeting of the Board, and $500 for attending, whether in person or via telephone, each committee meeting.  Members of a special committee formed to evaluate two transactions with a related party received $1,000 for attending each meeting, whether in person or via telephone, of the special committee.

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Independent Director Stock Option Plan. We have an Independent Director Stock Option Plan under which non-employee directors, as defined under Rule 16b-3 of the Exchange Act, are eligible to participate. Only those directors who are not employees of The Inland Group, Inc. or its affiliates are eligible to participate in this plan.

We authorized and reserved a total of 75,000 shares of our common stock for issuance under our Independent Director Stock Option Plan.  The number and type of shares which could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if our stock splits or is consolidated or we are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.  On October 13, 2009, because options for more than 75,000 shares would be outstanding, the Board adopted the Second Amended and Restated Independent Inland Western Retail Real Estate Trust, Inc. Independent Directors Stock Option Plan primarily to increase the aggregate number of shares which may be sold thereunder from 75,000 to 375,000.

Under our Independent Director Stock Option Plan, prior to January 1, 2008, each non-employee director was entitled to be granted an option to acquire 3,000 shares as of the date they became a director and an option to acquire an additional 500 shares on the date of each annual stockholders’ meeting, commencing with the annual meeting in 2004, so long as the director remains a member of the Board on such date. Options granted during our initial offering period are all currently exercisable at $8.95 per share. Subsequent to our initial offering period, options granted as of each annual stockholders’ meeting become fully exercisable on the second anniversary of the date of grant at the fair market value of a share on the last business day preceding the date of each annual meeting.

Beginning January 1, 2008, each non-employee director became entitled to be granted an option under our Independent Director Stock Option Plan to acquire 5,000 shares as of the date they initially become a director. At the time of this change, all non-employee directors other than Messrs. Imperiale and Masick had previously received their initial grants of options, and Messrs. Imperiale and Masick received their initial grants of options on January 1, 2008. In addition, each non-employee director will be entitled to be granted an option to acquire an additional 5,000 shares on the date of each annual stockholders’ meeting, commencing with the annual meeting in 2008, so long as the director remains a member of the Board on such date. All such options will be granted at the fair market value of a share on the last business day preceding the date of each annual stockholders’ meeting and will become fully exercisable on the second anniversary of the date of grant.

As of December 31, 2009, no options under the Independent Director Stock Options Plan to acquire shares had been exercised or expired and options to acquire 105,000 shares were outstanding, of which options for 30,000 shares will be cancelled if stockholders do not approve the Second Amended and Restated Independent Director Stock Option Plan.  If stockholders do not approve the Second Amended and Restated Independent Director Stock Option Plan, the current Independent Director Stock Option Plan will remain in effect.

Options granted under the Independent Director Stock Option Plan are exercisable until the first to occur of:

•                  the tenth anniversary of the date of grant,

•                  the removal for cause of the director as a director, or

•                  three months following the date the director ceases to be a director for any other reason except death or disability.

The options may be exercised by payment of cash or through the delivery of our common stock. They are generally exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is a director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the Independent Director Stock Option Plan to the contrary, no option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Code.

No option may be sold, pledged, assigned or transferred by a director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our property, the Independent Director Stock Option Plan will

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terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, reorganization, merger or consolidation. Additionally, our Board may provide for any or all of the following alternatives:

•                  for the assumption by the successor corporation of the options previously granted or the substitution by the corporation for the options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices;

•                  for the continuance of the Independent Director Stock Option Plan by such successor corporation in which event the Independent Director Stock Option Plan and the options will continue in the manner and under the terms so provided; or

•                  for the payment in cash or common stock in lieu of and in complete satisfaction of the options.

The following table sets forth a summary of the compensation we paid to our directors during 2009:

	Fees
	Earned or			Non-Equity	Change in Pension
	Paid in	Stock	Option	Incentive Plan	Value and Nonqualified	All Other
	Cash	Awards	Awards	Compensation	Deferred Compensation	Compensation	Total
Name (a)	($) (b)	($) (c)	($) (d)	($) (e)	Earnings ($) (f)	($) (g)	($) (h)
Frank A. Catalano, Jr.	91,250	—	2,845	—	—	—	94,095
Richard P. Imperiale	86,750	—	4,692	—	—	—	91,442
Paul R. Gauvreau	70,750	—	2,845	—	—	—	73,595
Gerald M. Gorski	63,000	—	2,845	—	—	—	65,845
Barbara A. Murphy	61,250	—	2,845	—	—	—	64,095
Kenneth E. Masick	60,250	—	4,692	—	—	—	64,942
Kenneth H. Beard	61,750	—	2,845	—	—	—	64,595
Robert D. Parks (1)	—	—	—	—	—	—	—
Brenda G. Gujral (1)	—	—	—	—	—	—	—

(1) Mr. Parks and Ms. Gujral do not receive any fees or other remuneration for serving as our directors.

OUR EXECUTIVE OFFICERS

Biographies of our Executive Officers

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify.  None of our executive officers has a written severance agreement with us.  See the discussion under “Executive Compensation — Compensation Discussion and Analysis” herein.  The following sets forth information regarding our executive officers, with ages set forth as of January 1, 2010:

NAME, POSITIONS WITH IWEST AND AGE	BUSINESS EXPERIENCE

STEVEN P. GRIMES President and Chief Executive Officer since October 13, 2009 and Chief Financial Officer since November 15, 2007 Age 43

Steven P. Grimes became our Chief Operating Officer and Chief Financial Officer on November 15, 2007.  Mr. Grimes became our Chief Executive Officer, President, Chief Financial Officer and Treasurer on October 13, 2009. He joined Inland as Chief Financial Officer of Inland Western Retail Real Estate Advisory Services, Inc., our former business manager/advisor, in February 2004.  Since that time, Mr. Grimes has held the positions of our Principal Financial Officer and Treasurer. During his time as Principal Financial Officer, Mr. Grimes oversaw the acquisition of over $8.3 billion in real estate assets and over $4.3 billion in financings and has led our SEC and

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Sarbanes Oxley compliance efforts.

Prior to joining the Inland organization, Mr. Grimes was a Director with Cohen Financial, a mortgage brokerage firm, and was a senior manager with Deloitte in their Chicago-based real estate practice.  Mr. Grimes received his B.S. in Accounting from Indiana University and is a Certified Public Accountant. He is a member of NAREIT and ICSC. Mr. Grimes is a member of the AICPA and the Illinois CPA Society. Previously Mr. Grimes has served on accounting subcommittees of National Council of Real Estate Investment Fiduciaries (NCREIF) and Pension Real Estate Association (PREA).

DENNIS K. HOLLAND General Counsel and Secretary since November 15, 2007 Age 57

Dennis K. Holland joined us as General Counsel and Secretary on November 15, 2007. Prior to that time he served as Associate Counsel in The Inland Real Estate Group, Inc. (TIREG) law department.  Mr. Holland joined TIREG in December 2003.  Mr. Holland is involved in all aspects of our business, including real estate acquisitions and financings, sales, securities laws, corporate governance matters, leasing and tenant matters, litigation management and manages our law department.  He received his B.S. in Economics from Bradley University in 1974 and a J.D. from the John Marshall Law School in 1979.  Mr. Holland is licensed to practice law in Illinois. He is a member of NAREIT and ICSC and is a member of ICSC’s Bankruptcy Task Force. Prior to joining TIREG, Mr. Holland served as Deputy General Counsel with Heller Financial, Inc. and in a business role with GE Capital following its acquisition of Heller Financial.

SHANE C. GARRISON Chief Investment Officer since November 15, 2007 Age 40

Shane C. Garrison joined Inland US Management LLC, one of our property management companies, in 2004.  As Vice President of Asset Management and a member of IREIC’s senior advisory committee, he spearheaded our development and joint venture initiatives. On November 15, 2007, Mr. Garrison was appointed Chief Investment Officer. Mr. Garrison sits on the Board of the MS Inland joint venture and is a member of the Inland Western Investment Committee.

Previously, Mr. Garrison was head of asset management for ECI Properties, responsible for its real estate portfolio, which included industrial and retail properties. Prior to ECI Properties, he was the general manager of the Midwest region for Circuit City.

He has an MBA in Real Estate Finance from DePaul University in Chicago and a B.S. in Business Administration from Illinois State University.  He is an active member of the Urban Land Institute (ULI), NAREIT and ICSC.

NIALL J. BYRNE Vice President and President of Property Management since November 15, 2007 Age 53

Niall J. Byrne joined us as Vice President and President of Property Management on November 15, 2007.  Mr. Byrne is responsible for the oversight of all the property management functions for our portfolio of nearly 300 properties, which aggregate to approximately 45 million square feet.  In 2005, he joined Inland Holdco Management LLC as a Senior Vice President of the property managers, providing management and leasing services to us. As a member of IREIC’s senior advisory committee, he was involved in our development, acquisitions and joint venture initiatives.  On November 15, 2007, Mr. Byrne was appointed President of Property Management.

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Previously, Mr. Byrne was Vice President of Asset Management of a large commercial and residential portfolio of properties at American Landmark Properties, Ltd.  Prior to joining American Landmark Properties, Ltd., Mr. Byrne was Senior Vice President/Director of Operations for Providence Management Company, LLC (PMC Chicago).  At PMC Chicago, he oversaw all aspects of property operations, daily management and asset management functions for an 8,000-unit multi-family portfolio.  He also has over fifteen years of real estate experience with the Chicago-based Habitat Company and with American Express/Balcor.

Mr. Byrne received his B.S. in Accounting from DePaul University.  He holds an Illinois CPA Certificate and Illinois Real Estate sales license and has five years of public accounting experience. He is a member of NAREIT and ICSC, where he has participated in numerous continuing professional educational seminars.

JAMES W. KLEIFGES Chief Accounting Officer since November 15, 2007 Age 59

James W. Kleifges became our Chief Accounting Officer on November 15, 2007. In March 2007, he joined IREIC as Chief Accounting Officer of Inland Western Retail Real Estate Advisory Services, Inc., our former business manager/advisor. From January 2005 through February 2007, Mr. Kleifges was Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Inland Retail Real Estate Trust, Inc., an affiliate until its merger with a third party in February 2007, a transaction valued in excess of $6 billion. From August 2004 through December 2004, Mr. Kleifges was the Vice President, Corporate Controller for Inland Retail Real Estate Advisory Services, Inc. From April 1999 to January 2004, Mr. Kleifges was Vice President/Corporate Controller of Prime Group Realty Trust, an office and industrial real estate investment trust based in Chicago, Illinois, with assets in excess of $1 billion. Prior to Prime Group, Mr. Kleifges held senior financial and operational positions in various private and public real estate companies located in Chicago, Illinois and Denver, Colorado. Mr. Kleifges also was a Senior Manager with KPMG in Chicago, Illinois completing a career in public accounting from June 1972 to December 1982. Mr. Kleifges earned his B.A. in Accounting from St. Mary’s University in Winona, Minnesota and has been a Certified Public Accountant since 1974. Mr. Kleifges is a member of the Illinois Society of Certified Public Accountants.

EXECUTIVE COMPENSATION

Overview

The following discussion and analysis is set forth with respect to the compensation and benefits for the Company’s Chief Executive Officer, Chief Financial Officer and the other three officers included in the “Summary Compensation Table” included herein (together, the Company’s “Named Executive Officers”) for the Company’s fiscal year ended December 31, 2009 (“fiscal 2009”).

The compensation and benefits payable to the Named Executive Officers are established by the Board of Directors of the Company (the “Board”) with the assistance of the Executive Compensation Committee of the Board (the “Committee”).  The Committee is currently comprised of Frank A. Catalano, Jr. (Chairman), Brenda G. Gujral, Richard P. Imperiale, and Barbara A. Murphy.  Each of Messrs. Catalano and Imperiale and Ms. Murphy (but not Ms. Gujral) is (i) an “independent” director within the meaning of the New York Stock Exchange’s listing standards, (ii) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (iii) an “outside director” within the meaning of the regulations promulgated pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

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•                  The Committee operates under a written charter (the “Charter”) adopted by the Board.  A copy of the Charter is available at www.inlandwestern.com under “Corporate Governance.”  Pursuant to the Charter, the Committee is charged with reviewing and approving the Company’s compensation philosophy and is responsible for assuring that the officers and key management personnel of the Company and its subsidiaries are effectively compensated in terms that are motivating, internally equitable and externally competitive.  Pursuant to its Charter, the Committee’s function is to:

•                  review (in consultation with management or the Board), recommend to the Board for approval and evaluate the compensation plans, policies and programs of the Company, especially those regarding executive compensation;

•                  determine the compensation of the chief executive officer and all other executive officers of the Company; and

•                  produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations.

Objectives and Structure of Our Compensation Program

The primary objectives of our executive compensation programs are:  (i) to attract, retain and reward experienced, highly-motivated executives who are capable of leading us effectively and contributing to our long-term growth and profitability, (ii) to motivate and direct the performance of management with clearly-defined goals and measures of achievement, and (iii) to align the interests of management with the interests of our shareholders.

We attempt to achieve our objectives through offering the opportunity to earn a combination of cash and equity-based compensation to provide appropriate incentives for our executives.  Executive officers are eligible to receive a combination of (i) annual base salary, (ii) annual cash incentive compensation, and (iii) option grants under our Stock Incentive Plan.  Each of the Named Executive Officers participates in the same benefits programs available to all of our employees:  health and dental insurance; group term life insurance; short-term disability coverage; and tax-qualified 401(k) plan.  The Company does not provide additional perquisites to the Named Executive Officers.  For 2008, these elements were set forth in employment agreements between the Company and the Named Executive Officers.  For fiscal 2009, the same elements were considered although there were no employment agreements in effect with the Named Executive Officers (except with Mr. Holland).  The Committee did not engage a compensation consultant for 2008 or 2009.

When we were initially formed in 2003, we did not have any employees. Instead, we had agreements with related parties who provided all of our services and employees in exchange for fees. At that time, those related parties compensated their employees, including each of the Named Executive Officers, from the time they started their employment with such related parties.  We were not a part of any compensation decisions or arrangements. On November 15, 2007, we acquired those related parties and hired substantially all of those employees who were employed by those related parties and provided services to us in a transaction referred to as the internalization. As part of the internalization, we entered into employment agreements with four of our executive officers, including Steven P. Grimes, our current Chief Executive Officer, President, Chief Financial Officer and Treasurer; Shane C. Garrison, our Chief Investment Officer; Niall J. Byrne, our Vice President and President of our property management companies and Michael J. O’Hanlon, our former Chief Executive Officer and President.  The term of our initial employment agreements with each of the individuals listed above began on November 15, 2007, the closing date of the internalization.  The employment agreements provided that each Named Executive Officer was to receive a salary but made no provision for a incentive compensation or equity compensation.  Accordingly, no incentive compensation or equity compensation was paid by the Company to our Named Executive Officers for 2007; however, the prior employer of each of the Named Executive Officers made incentive compensation payments to them for 2007 which were not reflected in the Company’s proxy statement and annual report on Form 10-K.  For 2007, we had an oral agreement with Dennis K. Holland, our general counsel and secretary, with respect to his employment.

In late 2007, our Board established the Committee. In February 2008, the Board adopted a charter for the Committee and it began meeting to examine and establish compensation programs for our chief executive officer and other executive officers.

In August 2008, the Company finalized new employment agreements for all of the Named Executive Officers for the year ended on December 31, 2008 (except for Mr. Holland’s employment agreement which continued until December 31, 2009) retroactive to January 1, 2008.  The Committee determined not to enter into any new employment agreements with the Named Executive Officers for 2009.

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As a part of its efforts, the Committee set the objectives of our compensation program.  While the Committee informally compared compensation against peer group data to gain a sense of current market compensation, no benchmarking was used.  The peer group selected by the Committee consists of the following nine publicly-traded REITs with a substantial retail shopping center portfolio:

Developers Diversified Realty Corporation Regency Centers Corporation Cedar Shopping Centers, Inc. Equity One, Inc. Federal Realty Investment Trust	Inland Real Estate Corporation Kimco Realty Corporation Ramco-Gershenson Properties Trust Weingarten Realty Investments

In fiscal 2009, the Committee considered a combination of base salary, incentive compensation, annual long-term equity awards in the form of stock options and other benefits noted above to meet its compensation objectives.  The proportions of these elements were determined by the Committee in its discretion, considering, among other things, the prevailing practices in the marketplace, including the peer group, and the historical compensation by the Company and the prior employers of the Company’s Named Executive Officers.  In establishing base salaries for 2009, the Committee considered present compensation, market competitiveness in relation to the Company’s performance and capital structure, the roles, responsibilities and performance of each of the Named Executive Officers, the contribution of each of the Named Executive Officers to the Company’s business, an analysis of job requirements, and the prior experience and accomplishments of each of the Named Executive Officers.  The decision as to whether to award incentive compensation, for 2009 was solely in the discretion of the Committee (except with respect to Mr. Holland, as described below).  The Committee believes that having incentive compensation within the control of the Committee allows the Company more directly to reward achievement and effort by the Named Executive Officers without using formulas which may or may not appropriately reward individual Named Executive Officers.  Discretionary incentive compensation also assists in the Company’s efforts to retain outstanding executive officers.  Finally, the Committee views the granting of stock options as a means of aligning management and shareholder interests, providing incentives and rewarding management’s long-term perspective, and retaining the services of the Named Executive Officers.

In determining whether to pay the annual incentive compensation for each Named Executive officer for fiscal 2009, the Committee generally considered a number of factors on a subjective basis, including, but not limited to, (i) the scope of the officer’s responsibilities within the Company; (ii) the experience of the officer within our industry and at the Company; (iii) performance of the Named Executive Officer and his or her contribution to the Company; (iv) the Company’s financial budget and general wage level throughout the Company for fiscal 2009; (v) a review of historical compensation information for the individual officer; (vi) a subjective determination of the compensation needed to motivate and retain that individual; (vii) the recommendations of the Chief Executive Officer (and the recommendation of the Chairman of the Board with respect to the Chief Executive Officer); (viii) data regarding compensation paid to officers with comparable titles, positions or responsibilities at REITs that are approximately similar in size to the Company, and (ix) general industry and market conditions and their impact upon the ability of the Company to achieve objective performance goals and the time commitment required of the Named Executive Officers.  An officer’s target compensation is not mechanically set to be a particular percentage of the peer group average, although as noted the Committee does review the officer’s compensation relative to the peer group to help the Committee perform the subjective analysis described above.  Peer group data is not used as the determining factor in setting compensation for the following reasons:  (a) the average actual compensation for comparable officers at the peer companies may be the result of a year of over performance or under performance by the peer group (i.e., historically, the Company has not had access to the target compensation set for the peer group, but only to the actual compensation paid, so setting target compensation strictly by reference to actual compensation data for peers would be inappropriate); and (b) the Committee believes that ultimately the decision as to appropriate target compensation for a particular office should be made based on the full review described above.  The Committee also reviews competitive market compensation data for the peer group.

While the Committee and the Board recognized that each of the Named Executive Officers had given extraordinary time and effort to his job in extremely difficult economic circumstances, the Committee also believed it appropriate, based on the difficult economic climate and the belief that the Named Executive Officers should share the sacrifice being made by the shareholders of the Company in 2009, that no discretionary incentive compensation or stock options have been awarded for 2009.

Steven P. Grimes. In 2009, Mr. Grimes, who became our Chief Executive Officer and President on October 13, 2009 and continues as our Chief Financial Officer and Treasurer, received the same base salary of $375,000 per year that we paid him in 2008.  On January 12, 2010, the Board of Directors increased the annual base salary for Mr. Grimes to $450,000 (which is

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the amount of base salary paid to Mr. Grimes’ predecessor as Chief Executive Officer and President).  This salary increase was effective as of January 1, 2010 and recognized Mr. Grimes’ increased responsibilities since being appointed Chief Executive Officer and President of the Company, in addition to maintaining his current duties as Chief Financial Officer and Treasurer.

Dennis K. Holland. Under the terms of Mr. Holland’s employment agreement, we agreed to pay Mr. Holland, our General Counsel and Secretary, a base salary of $265,000 per year in 2009.  In addition to a base salary, under his contract, Mr. Holland was entitled to receive in 2009 annual incentive compensation of up to 20% of his base salary. One half of such incentive compensation, a discretionary cash bonus, is payable at the discretion of the Chief Executive Officer and President, with the approval of the Committee and the Board; the other half of such incentive compensation shall be determined based on our performance measured to either a high, target or threshold level of performance as measured by our FFO growth (as used herein, “FFO” means funds from operations, as defined by the National Association of Real Estate Investment Trusts, excluding the performance of our common and preferred stock portfolio).  For example, if our FFO growth rate is equal to or greater than 130% of the median FFO growth rate for our peer group, Mr. Holland will be entitled to receive 10% of his base salary.  Alternatively, if we achieve a target level of FFO growth per fully-diluted share, Mr. Holland will be entitled to receive 7.5% of his base salary.  If we achieve a threshold level of FFO growth per fully-diluted share, Mr. Holland will be entitled to receive 5% of his base salary.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share when and as provided in the employment agreement, we are obligated to grant Mr. Holland an annual stock option award from which he will be entitled to purchase 3,500 shares of Company stock at market value on the date of grant, subject to certain restrictions.  Because the Company’s FFO growth rate was greater than 130% of our peer group, as required by his employment agreement, Mr. Holland was awarded incentive compensation equal to 10% of his base salary, or $26,500 for 2009; however, Mr. Holland did not receive any discretionary incentive compensation and, because the requisite FFO level was not met, no options were granted to Mr. Holland.

Shane C. Garrison.  In 2009, we continued to pay Mr. Garrison, our Chief Investment Officer, the same base salary of $250,000 per year that we paid him in 2008.

Niall J. Byrne. In 2009, we continued to pay Mr. Byrne, our President of Property Management, the same base salary of $250,000 per year that we paid him in 2008.

Michael J. O’Hanlon.  In 2009, we paid Mr. O’Hanlon, our former Chief Executive Officer and President, the same base salary that we paid him in 2008 ($450,000 per year) until his resignation as Chief Executive Officer and President of the Company on October 13, 2009.  Concurrently with Mr. O’Hanlon’s resignation, we entered into a Separation Agreement and General Release pursuant to which the Company will pay Mr. O’Hanlon 26 biweekly payments of approximately $17,300 each, and will continue to pay the cost of Mr. O’Hanlon’s existing group health plan benefits for a period of up to 12 months.  We did not pay Mr. O’Hanlon a bonus or any other compensation.

Section 162(m).  The SEC requires that this report comment upon the Company’s policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility on the Company’s tax return of compensation over $1 million to any of the Named Executive Officers of the Company, unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company’s shareholders.  The Company believes that, because it qualifies as a REIT under the Code and pays dividends sufficient to minimize federal income taxes, the payment of compensation that does not satisfy the requirements of Section 162(m) will generally not affect the Company’s net income.  To the extent that compensation does not qualify for a deduction under Section 162(m), a larger portion of shareholder distributions may be subject to federal income taxation as dividend income rather than return of capital.  The Company does not believe that Section 162(m) will materially affect the taxability of shareholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each shareholder.  For these reasons, the Compensation Committee’s compensation policy and practices are not directly guided by considerations relating to Section 162(m).

Executive Compensation Committee Report

The Executive Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Executive Compensation Discussion and Analysis be included in this proxy statement.

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Submitted by the Executive Compensation Committee

Frank A. Catalano, Jr. (Chairman)

Brenda G. Gujral

Richard P. Imperiale

Barbara A. Murphy

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2009 Summary Compensation Table

The following table sets forth information with respect to all compensation paid or earned for services rendered to us by the Named Executive Officers for the years ended December 31, 2009, 2008 and 2007.

Name and		Salary (1)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Michael J. O’Hanlon (3)	2009	377,308	—	—	—	—	—	470,000	847,308
Chief Executive Officer and	2008	450,000	112,500	—	—	—	—	—	562,500
President	2007	50,871	—	—	—	—	—	—	50,871
Steven P. Grimes (3)	2009	375,000	—	—	—	—	—	2,000	377,000
Chief Executive Officer, President,	2008	375,000	93,750	—	—	—	—	1,000	469,750
Chief Financial Officer and Treasurer	2007	38,178	—	—	—	—	—	1,000	39,178
Shane C. Garrison	2009	250,000	—	—	—	—	—	2,000	252,000
Chief Investment Officer	2008	250,000	46,126	—	—	—	—	1,232	297,358
	2007	25,486	—	—	—	—	—	1,000	26,486
Niall J. Byrne	2009	250,000	—	—	—	—	—	2,000	252,000
Vice President and President of	2008	250,000	31,250	—	—	—	—	1,825	283,075
Property Management	2007	28,659	—	—	—	—	—	1,000	29,659
Dennis K. Holland	2009	265,000	26,500	—	—	—	—	2,000	293,500
General Counsel and Secretary	2008	265,000	26,500	—	—	—	—	1,797	293,297
	2007	28,342	—	—	—	—	—	1,000	29,342

(1)                   2007 amounts reflect salary paid by us for the period from November 15, 2007 through December 31, 2007.  Each individual became an employee of ours effective November 15, 2007, and was paid a pro-rata portion of their annual salary by us in accordance with the terms of their respective employment agreements.

(2)                   Represents company match to 401(k) plan, except for the amount for Michael J. O’Hanlon, which represents the amounts incurred in conjunction with his Separation Agreement.

(3)                   On October 13, 2009, the Company announced the resignation of its Chief Executive Officer and President, Michael J. O’Hanlon, and the appointment of Steven P. Grimes to serve as Chief Executive Officer, President, Chief Financial Officer and Treasurer of the Company.

Grants of Plan-Based Awards

There were no grants of stock, options or any other plan-based awards made to any named executive officer during 2009.

Outstanding Equity Awards

There were no outstanding options, stock or other equity incentive plan awards held by any named executive officer as of December 31, 2009.

Option Exercises and Stock Vested

There were no exercises of options, SARs or similar instruments, and no vesting of stock, including restricted stock, restricted stock units or similar instruments, by any named executive officer during 2009.

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Additional Compensation Tables

All other tables have been omitted because they were not applicable to us in 2009.

Payments Under Employment Agreements

As part of the employment agreement with Mr. Holland for 2009, we agreed to pay the amounts described in the table above, as well as to pay certain amounts and provide certain benefits following termination of employment (including following a change of control) under certain circumstances, as described below. This agreement terminated on December 31, 2009.  Mr. Holland is currently working as an at-will employee with the same base salary as contained in his 2009 employment agreement.

If his employment agreement was terminated for cause or voluntarily by Mr. Holland, we would have paid him any accrued base salary, accrued vacation payment, accrued reimbursable expenses and accrued benefits together with any benefits required to be paid or provided under applicable law, but any unvested stock option awards must immediately be forfeited.  If his employment agreement was terminated without cause or by him for good reason, we would have paid him any: (i) accrued base salary, (ii) accrued vacation payment, (iii) accrued reimbursable expenses; (iv) accrued benefits together with any benefits required to be paid or provided under applicable law; (v) accrued bonus; and (vi) an amount equal to 1.00 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination subject to certain restrictions.  If any such events had occurred on December 31, 2009, Mr. Holland would have received $265,000 under his employment agreement.  If the termination without cause or by the individual for good reason occurred within one year of a change of control, as defined in each employment agreement, then in addition to the amounts described in the preceding sentence in (i) through (v), we would have paid him an amount equal to 1.5 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination plus the aggregate value of each of the annual stock option awards that was granted to him for the fiscal year immediately preceding the year of termination subject to certain restrictions.  If any such events had occurred on December 31, 2009, Mr. Holland would have received $397,500 under his employment agreement.  If termination was upon death or total disability, we would have paid amounts described in clauses (i) through (v) above.  Payments relating to termination are paid in a lump sum within 15 days of termination (30 days of death or total disability).

During the term of his employment agreement and for a period of one year following termination, Mr. Holland has agreed to certain non-compete and non-solicitation provisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All dollar amounts and shares under this heading “Certain Relationships and Related Transactions” are stated in thousands.

On November 15, 2007, we acquired our business manager/advisor and property managers in exchange for 37,500 newly issued shares of our stock.  Under the terms of the plan of merger, 55% of the 37,500 shares of our common stock were deposited into an escrow fund, disbursement of which is subject to terms and conditions.  The business manager/advisor and property managers became subsidiaries of ours.  Prior to the merger, we paid an advisor asset management fee up to a maximum of 1% of the average invested assets, as defined, to our former business manager/advisor.  The fee was payable quarterly in an amount equal to 1/4 up to a maximum of 1% of our average invested assets as of the last day of the immediately preceding quarter.  Our business manager/advisor was entitled to maximum fees of $68,083 for the year ended December 31, 2007.  The business manager/advisor elected not to be paid the maximum advisor asset management fee and as a result we only incurred fees to our business manager/advisor totaling $23,750 for the year ended December 31, 2007.

Prior to the merger, the property managers were entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services.  Subsequent to the merger, the property managers are entitled to receive property management fees totaling 4.5% of gross operating income; however, the property management fees are eliminated in the consolidation and replaced by the actual operating expenses of the property managers.  We incurred property management fees of $30,036 for the year ended December 31, 2007.

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Prior to the merger, the business manager/advisor and the property managers were also entitled to reimbursement for general and administrative costs, primarily salaries and related employee benefits.  For the years ended December 31, 2007, we incurred $6,296 of these reimbursements.  None of these reimbursements remained unpaid at December 31, 2008.

An Inland affiliate, who is a registered investment advisor, provides investment advisory services to us related to our securities investment account for a fee (paid monthly) of up to one percent per annum based upon the aggregate fair value of our assets invested.  Subject to our approval and the investment guidelines we provide to them, the Inland affiliate has discretionary authority with respect to the investment and reinvestment and sale (including by tender) of all securities held in that account.  The Inland affiliate has also been granted power to vote all investments held in the account.  We incurred fees totaling $67, $1,390 and $2,107 for the years ended December 31, 2009, 2008 and 2007, respectively.  As of December 31, 2009 and 2008, fees of $20 and $160 remained unpaid, respectively.  The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.  Effective for the period from November 1, 2008 through September 30, 2009, the investment advisor has agreed to waive all fees due at our request.  Fees were incurred again beginning on October 1, 2009.

An Inland affiliate provides loan servicing for us for a monthly fee based upon the number of loans being serviced.  Such fees totaled $372, $405 and $562 for the years ended December 31, 2009, 2008 and 2007, respectively.  As of December 31, 2009 and 2008, none remained unpaid.  The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

An Inland affiliate facilitates the mortgage financing we obtain on some of our properties.  We pay the Inland affiliate 0.2% of the principal amount of each loan obtained on our behalf.  Such costs are capitalized as loan fees and amortized over the respective loan term as a component of interest expense.  For the years ended December 31, 2009, 2008 and 2007, we had incurred $0, $1,330 and $873, respectively, of loan fees to this Inland affiliate.  As of December 31, 2009 and 2008, none remained unpaid.  The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

We have a property acquisition agreement and a transition property due diligence services agreement with an Inland affiliate.  In connection with our acquisition of new properties, the Inland affiliate will give us a first right as to all retail, mixed use and single-user properties and, if requested, provide various services including services to negotiate property acquisition transactions on our behalf and prepare suitability, due diligence, and preliminary and final pro forma analyses of properties proposed to be acquired.  We will pay all reasonable third-party out-of-pocket costs incurred by this entity in providing such services; pay an overhead cost reimbursement of $12 per transaction, and, to the extent these services are requested, pay a cost of $7 for due diligence expenses and a cost of $25 for negotiation expenses per transaction.  We incurred $0, $19 and $134 of such costs for the years ended December 30, 2009, 2008 and 2007, respectively.  None of these costs remained unpaid as of December 31, 2009 and 2008.  The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

On April 30, 2009, we sold two single-user office buildings to Inland American Real Estate Trust, Inc. (“IARETI”) with an aggregate sales price of $99,000, which resulted in net sales proceeds of $34,572 and a gain on sale of $7,010.  The properties were located in Salt Lake City, Utah and Greensboro, North Carolina with approximately 395,800 square feet and 389,400 square feet, respectively.  The sale resulted in the assumption of debt in the amount of $63,189 by IARETI.  A special committee, consisting of independent directors, reviewed and recommended approval of these sales to our board of directors.

On June 24, 2009, we sold an approximately 185,200 square foot single-user office building located in Canton, Massachusetts, to IARETI with a sales price of $62,632, which resulted in net sales proceeds of $17,991 and a gain on sale of $2,337.  The sale resulted in the assumption of debt in the amount of $44,500 by IARETI.  A special committee, consisting of independent directors, reviewed and recommended approval of this sale to our board of directors.

We have an institutional investor relationships services agreement with an Inland affiliate.  Under the terms of the agreement, the Inland affiliate will attempt to secure institutional investor commitments in exchange for advisory and client fees and reimbursement of project expenses.  We incurred $34, $10 and $257 during the years ended December 31, 2009, 2008 and 2007, respectively.  None of these costs remained unpaid as of December 31, 2009 and 2008.  The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

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An Inland affiliate has a legal services agreement with us, where that Inland affiliate will provide us with certain legal services in connection with our real estate business.  We will pay the Inland affiliate for legal services rendered under the agreement on the basis of actual time billed by attorneys and paralegals at the Inland affiliate’s hourly billing rate then in effect.  The billing rate is subject to change on an annual basis, provided, however, that the billing rates charged by the Inland affiliate will not be greater than the billing rates charged to any other client and will not be greater than 90% of the billing rate of attorneys of similar experience and position employed by nationally recognized law firms located in Chicago, Illinois performing similar services.  For the years ended December 31, 2009, 2008 and 2007, we incurred $551, $500 and $897, respectively, of these costs.  Legal services costs totaling $123 and $189 remained unpaid as of December 31, 2009 and 2008, respectively.  The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

We have consulting agreements with Daniel L. Goodwin, Robert D. Parks, our chairman, and G. Joseph Cosenza, who each provide us with strategic assistance for the term of their respective agreement including making recommendations and providing guidance to us as to prospective investment, financing, acquisition, disposition, development, joint venture and other real estate opportunities contemplated from time to time by us and our board of directors.  The consultants also provide additional services as may be reasonably requested from time to time by our board of directors.  The term of each agreement runs until November 15, 2010 unless terminated earlier.  We may terminate these consulting agreements at any time.  The consultants do not receive any compensation for their services, but we are obligated to reimburse their ordinary and necessary out-of-pocket business expenses in fulfilling their duties under the consulting agreements.  There were no reimbursements required under the consulting agreements for the years ended December 31, 2009, 2008 and 2007.

We have service agreements with certain Inland affiliates, including office and facilities management services, insurance and risk management services, computer services, personnel services, property tax services and communications services.  Generally, these agreements provide that we obtain certain services from the Inland affiliates through the reimbursement of a portion of their general and administrative costs.  For the years ended December 31, 2009, 2008 and 2007, we incurred $3,027, $2,814 and $3,141, respectively, of these reimbursements.  Of these costs, $194 and $209 remained unpaid as December 31, 2009 and 2008, respectively.  The services are to be provided on a non-exclusive basis in that we shall be permitted to employ other parties to perform any one or more of the services and that the applicable counterparty shall be permitted to perform any one or more of the services to other parties.  The agreements have various expiration dates, but are cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

We sublease our office space from an Inland affiliate.  The lease calls for annual base rent of $496 and additional rent in any calendar year of our proportionate share of taxes and common area maintenance costs.  Additionally, the Inland affiliate paid certain tenant improvements under the lease in the amount of $395 and such improvements are being repaid by us over a period of five years.  The sublease calls for an initial term of five years which expires in November 2012, with one option to extend for an additional five years.  Of these costs, $175 and none remained unpaid as of December 31, 2009 and 2008, respectively.

On December 1, 2009, we raised additional capital of $50,000 from a related party, Inland Equity, in exchange for a 23% noncontrolling interest in IW JV 2009, LLC.  Refer to Notes 1 and 11 of the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009, as amended and filed with the SEC for additional information.  The Independent Committee reviewed and recommended approval of this transaction to our board of directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 31, 2009, regarding the number and percentage of shares beneficially owned by: (i) each director and nominee; (ii) each named executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares.  As of December 31, 2009, we had over 110,000 shareholders of record and 481,743,342 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Class
Robert D. Parks	851,223.2307	(4)	*
Brenda G. Gujral	128,301.2880		*
Kenneth H. Beard	70,304.9458	(5)	*
Frank A. Catalano, Jr.	8,516.2648	(5)	*
Paul R. Gauvreau	116,731.8440	(5)	*
Gerald M. Gorski	7,653.1761	(5)	*
Richard P. Imperiale	5,000.0000	(5)	*
Kenneth E. Masick	5,000.0000	(5)	*
Barbara A. Murphy	5,000.0000	(5)	*
Steven P. Grimes	38,295.0000		*
Shane C. Garrison	—		*
Niall J. Byrne	—		*
James W. Kleifges	—		*
Dennis K. Holland	6,207.0000		*
All directors and officers as a group (14 persons)	1,242,232.7494		*

Daniel L. Goodwin	31,431,145.0658	(3)	6.5%

* Less than 1%

(1)          The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, IL 60523

(2)          Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table.  However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.  Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

(3)          Includes 128,182.1132 shares held jointly by Mr. Goodwin and his spouse.  Also includes 10,312,500.0000, 8,437,500.0000, 215,530.7270 and 71,437.5596 shares of common stock owned by Inland Corporate Holdings Corporation, Inland Funding Corporation, IREIC, and Partnership Ownership Corporation, respectively.

(4)          Includes 41,894.7360 shares owned by trusts for the benefit of Mr. Parks.  Mr. Parks is a control person of these trusts and disclaims beneficial ownership of the shares owned by these trusts.

(5)          Includes 5,000 shares issuable upon exercise of options granted under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the SEC and to furnish us with copies of all statements they file. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2009 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

One or more representatives of Deloitte & Touche LLP, our independent registered public accounting firm for 2009, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.  We have engaged Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 calendar year.

Principal Accounting Fees and Services

The following table sets forth fees for professional audit services rendered by (i) Deloitte & Touche LLP for the audit of our annual financial statements for 2009 and KPMG LLP for the audit of our financial statements for 2008, and fees for other services rendered by each of them, respectively:

	2009	2008
Audit Fees (1)	$675,000	$969,000
Audit Related Fees (2)	277,000	20,000
Tax Fees (3)	337,048	390,439
Total Fees	$1,289,048	$1,379,439

(1)          Audit fees include the financial statement audit and internal controls over financial reporting.  The 2009 audit fees exclude $220,000 of audit fees associated with KPMG LLP.

(2)          Audit related fees in 2009 include fees related to IW JV.  Audit related fees in 2008 include the review of documents and issuance of accountant’s consent related to documents filed with the SEC.

(3)          Tax fees consist of fees for review of federal and state income tax returns.  The 2009 tax fees exclude $136,857 of tax fees associated with KPMG LLP.

The Audit Committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services to be provided by Deloitte & Touche LLP. This duty has been delegated to the Chairman of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Exchange Act. Prohibited non-audit services shall be as set forth in the rules promulgated by the SEC, including: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee approved 100% of the fees described above.

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Change in Accountants

In 2009, the Audit Committee, in the normal course of business, conducted a review of the audit and tax services being provided to the Company, and, as part of its review, requested three-year proposals from each of the “Big Four” national accounting firms.  Upon completion of its review, on July 8, 2009, the Audit Committee of the Board of Directors recommended to the Board of Directors, and the Board of Directors approved, the dismissal of KPMG LLP (“KPMG”) as the Company’s principal accountant and the engagement of the accounting firm of Deloitte & Touche LLP (“Deloitte”) as its new principal accountant for the year ending December 31, 2009.  On July 9, 2009, KPMG was dismissed and Deloitte was engaged as the Company’s principal accountant.

During the fiscal year ended December 31, 2008, and the subsequent interim period through July 8, 2009, there were no:  (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2008, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided KPMG with a copy of the foregoing, and KPMG furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made above.  A copy of KPMG’s letter dated July 14, 2009 was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on July 14, 2009.

During the fiscal year ended December 31, 2008 and the subsequent interim period through July 8, 2009, neither the Company nor anyone on its behalf consulted with Deloitte with respect to (a) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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PROPOSAL 2 — APPROVAL OF THE FIFTH ARTICLES

OF AMENDMENT AND RESTATEMENT
OF INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

On June 8, 2010, the Board of Directors adopted the Fifth Articles of Amendment and Restatement to make certain changes to the Company’s charter to bring it more closely into conformity with Maryland law and current Maryland corporate practices.  Set forth below is a summary description of the principal changes that would be made to the charter by the Fifth Articles of Amendment and Restatement; that summary description is qualified in its entirety by the complete text of the Fifth Articles of Amendment and Restatement, which is included as Appendix A to this proxy statement and which has been marked to show the proposed changes.  If approved by the stockholders, the Fifth Articles of Amendment and Restatement will become effective upon filing with the Maryland State Department of Assessments and Taxation.

Principal Changes

1.             Section 5 of Article VII would be amended by deleting the requirement to provide a statement disclosing the source of funds used in each distribution to stockholders.  The Board believes this requirement is not material to stockholders and requires additional expense and effort that could be better used for other corporate purposes.

2.             Section 1 of Article XI, which governs access to corporate records, would be amended to conform to the provisions of Sections 2-512 and 2-513 of the Maryland General Corporation Law and would provide, among other things, that only persons who individually or together are and have for at least six months owned of record at least 5% of the outstanding stock of the Company may have access to and copy the Company’s books of account and its stock ledger.  Currently, any stockholder may have access to such records for certain permitted purposes; however, the Board of Directors believes that this proposed change will bring the charter into line with Maryland law to permit only stockholders who have a sufficient economic interest in the Company to require the Company to incur the expense and time and effort of management to comply with such requests.  In the past, persons holding small numbers of shares have taken advantage of these provisions to obtain the names and addresses of the Company’s other stockholders for the purpose of making unsolicited offers to purchase their securities for a per share price significantly less than the price at which the holders purchased the shares.  These offers, when made for fewer than 5% of the Company’s outstanding securities, are considered “mini-tender” offers.  We believe that these mini-tender offers are potentially harmful to our stockholders, as they are not subject to the filing, disclosure and procedural requirements established by the SEC for formal tender offers.  The Board of Directors has reviewed each mini-tender offer made to date and has unanimously recommended that the Company’s stockholders reject such offers as not being in the best interests of the stockholders.  In addition, responding to these mini-tender offers can be both costly and time consuming for the Company.  As of December 31, 2009, the Company had over 110,000 stockholders of record; the Company estimates the cost to the Company of preparing and mailing a response to a mini-tender offer to all of the Company’s stockholders is approximately $1 per shareholder.  Thus, responding to a single mini-tender offer may cost the Company in excess of $110,000.

3.             Section 2 of Article XI, which currently provides that the annual meeting of stockholders is to be held within six months following the end of the fiscal year, would be amended to provide that the date for the annual meeting of stockholders would be at such time as set by the Board of Directors.  The Board of Directors believes the proposed amendment to this Section to give the Board of Directors more flexibility would allow the Company the ability to schedule the annual meeting of stockholders at a time that best meets corporate needs as they may change from time to time.

Certain editorial changes and conforming use of defined terms are also being proposed.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock is required to approve the Amendment and Restatement of our Charter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CHARTER.

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PROPOSAL 3 — APPROVAL OF THE SECOND AMENDED AND

RESTATED INLAND WESTERN RETAIL REAL ESTATE

TRUST, INC. INDEPENDENT DIRECTORS STOCK OPTION PLAN

The Board of Directors believes that a stock option plan is important not only to attract non-employee directors of high caliber and outstanding capabilities but also to further enhance the long-term mutuality of interest between the Company’s non-employee directors and its stockholders.  A director stock option plan has been an integral part of the Company’s approach to incentive compensation for its non-employee directors.  Accordingly, the Board of Directors on October 13, 2009 adopted a stock option plan designated as the “Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Directors Stock Option Plan” (the “Second Amended and Restated Directors Plan”) which is intended to replace the Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Directors Stock Option Plan (“First Amended and Restated Directors Plan”).  The primary change made from the First Amended and Restated Directors Plan to the Second Amended and Restated Directors Plan has been to increase the aggregate number of shares which may be sold thereunder from 75,000 to 375,000.  As of the date of this proxy statement, options for 105,000 shares are outstanding under the Second Amended and Restated Directors Plan, of which 30,000 were granted after the date of the Second Amended and Restated Directors Plan.  Each director of the Company who is a “non-employee director” as defined in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 as amended participates in the Second Amended and Restated Directors Plan.  Accordingly, Robert D. Parks and Brenda G. Gujral do not participate in the Second Amended and Restated Directors Plan.

The following summary description of the Second Amended and Restated Directors Plan is qualified in its entirety by reference to the full text of the Second Amended and Restated Directors Plan that is attached to this Proxy Statement as Appendix B.

Terms of the Awards; Shares Available

Options are granted under the Second Amended and Restated Directors Plan as follows: (i) an option to purchase 5,000 shares of the Company’s common stock is granted automatically upon a non-employee director’s first election as a director of the Company; and (ii) an option to purchase 5,000 shares of the Company’s common stock is granted automatically to non-employee directors upon the date of each annual meeting of stockholders of the Company, commencing with the annual meeting for the year 2008.  Options granted under the Second Amended and Restated Directors Plan are not intended to be “incentive stock options.”  The aggregate number of shares which may be sold by the Company pursuant to the Second Amended and Restated Directors Plan may not exceed 375,000.

Options granted under the Second Amended and Restated Directors Plan will expire not more than ten years from the date of the grant, and the purchase price per share to be specified in each option will be the fair market value of a share of the Company’s common stock on the date the option is granted.  Options granted under the Second Amended and Restated Directors Plan are not transferable other than by will or the laws of descent and distribution.  The Second Amended and Restated Directors Plan permits payment to the Company upon the exercise of stock options granted under the Second Amended and Restated Directors Plan to be made in cash or in common stock of the Company.  Each share of common stock received by the Company in payment of the purchase price specified in a stock option will be valued at its fair market value on the date of exercise.

Upon the exercise of any option, the Company will deliver authorized but previously unissued shares.  There is no limit on the number of options that may be granted under the Second Amended and Restated Directors Plan, provided that no more than an aggregate of 375,000 shares may be issued pursuant to the Plan.  If any option, or any portion of any option, under the Second Amended and Restated Directors Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, such shares shall thereafter be available for further grants under the Second Amended and Restated Directors Plan.

Options will vest in three substantially equal annual cumulative installments, with the first installment vesting on the date of grant.  Each installment may not be exercised until it vests.  In addition, options that have vested may be exercised by an optionee for three months after the date he or she ceases to be a non-employee director of the Company for any reason except death or disability, except that any options that have not been exercised at the time an optionee ceases to be a non-employee director because he or she was removed for cause will terminate on the date of such removal.  An optionee’s estate or an optionee may exercise an option that has not vested after death or disability for one year after death or the disabling event.

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The Board of Directors may suspend or terminate the Amended and Restated Plan at any time and may amend the Second Amended and Restated Directors Plan without stockholder approval, except any amendment that would (i) materially increase the benefits accruing to participants under the Second Amended and Restated Directors Plan, (ii) materially increase the number of shares which may be issued under the Second Amended and Restated Directors Plan, (iii) materially modify the requirements as to eligibility to participate in the Second Amended and Restated Directors Plan, or (iv) extend the term of the Plan, must be approved by a vote of the stockholders of the Company.

At any time when an optionee must pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an option, the Company may permit the optionee to satisfy this obligation by electing (the “Election”) to have the Company withhold shares of common stock having a value equal to the amount required to be withheld or deliver to the Company previously acquired shares of common stock of the Company having a value equal to the amount required to be withheld.  The value of the shares to be withheld is based on the fair market value of such shares.  Each Election must be made prior to the date on which the tax obligation arises.  The Board of Directors may disapprove of any Election or may suspend or terminate the right to make Elections.  An Election is irrevocable.

Capital Adjustments

If the number of issued shares of common stock of the Company are increased, decreased, or changed into or exchanged for a different number or kind of shares through a reorganization or merger in which the Company is the surviving corporation, or through a stock dividend, stock split, recapitalization or otherwise, the Board of Directors must make such adjustments in the number of unpurchased shares subject to the Second Amended and Restated Directors Plan, the number of shares subject to options outstanding under the Second Amended and Restated Directors Plan and the exercise price specified in options outstanding under the Second Amended and Restated Directors Plan as it determines to be appropriate and equitable.  In the event of a merger, consolidation, reorganization of the Company where the Company is not the surviving corporation, or the dissolution of the Company, or the sale or exchange of substantially all of the Company’s assets, the rights under options outstanding under the Second Amended and Restated Directors Plan will terminate, except to the extent and subject to such adjustments as may be provided by the Board of Directors or by the terms of the plan or agreement of merger, consolidation, reorganization, dissolution or sale or exchange of such assets; provided, that the Board may provide for continuance or assumption of the Second Amended and Restated Plan by the successor corporation (with appropriate adjustments) or payment in cash or shares of common stock of the Company for such Options.

Certain Federal Income Tax Consequences

Upon the grant of an option under the Second Amended and Restated Directors Plan, an optionee will not realize taxable income for federal income tax purposes.  Upon the exercise of an option granted under the Second Amended and Restated Directors Plan, the optionee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the stock acquired, determined at the time of exercise, over the option price.  The Company will be entitled to a federal income tax deduction to the extent the optionee realizes compensation taxable as ordinary income for federal income tax purposes.

The Company recognizes expense in its financial statements, based on the grant date fair value of the option, on a straight-line basis over the three-year vesting period of the option.  The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option-pricing model.

New Plan Benefits

We currently have seven non-employee directors who participate in the Second Amended and Restated Directors Plan.  As described more fully under “Director Compensation” in this proxy statement, we have granted stock options for a total of 30,000 shares to Messrs. Catalano, Imperiale, Gauvreau, Gorski, Masick and Beard and Ms. Murphy upon the date of the 2009 annual meeting of stockholders under the Second Amended and Restated Directors Plan.  If the Second Amended and Restated Directors Plan is not approved by the stockholders, the options granted pursuant to the Second Amended and Restated Directors Plan will be null and void and no future options will be granted under the Second Amended and Restated Directors Plan.

The following table reflects option awards granted to our non-employee directors pursuant to our Second Amended and Restated Directors Plan in fiscal year 2009.

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Second Amended and Restated Directors Plan

Name and Position	Dollar Value (1)	Number of Option Shares
Non-Employee Director Group	$255,000.00	30,000

(1) Based upon the value determined for ERISA purposes on the date of grant of $8.50 per share.

Vote Required

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required to approve the Second Amended and Restated Directors Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE SECOND AMENDED AND RESTATED INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. INDEPENDENT DIRECTORS STOCK OPTION PLAN.

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MISCELLANEOUS AND OTHER MATTERS

Advance Notice Procedures for Making Director Nominations and Stockholder Proposals

Stockholder proposals for our annual meeting of stockholders to be held in 2011 will not be included in our proxy statement for that meeting unless the proposal is proper for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than March     , 2011.  Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

If the requirements of our bylaws are not followed, any nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our bylaws, as amended, is filed as Exhibit 3.2.1 in our annual report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 and is available at the SEC Internet site (http://www.sec.gov).

Multiple Stockholders Sharing an Address

The rules of the SEC permit companies to provide a single copy of an annual report and proxy statement to households in which more than one stockholder resides. This process is known as householding. Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be householding their proxy materials will receive only one copy of our proxy statement and Annual Report to Stockholders unless they have affirmatively objected to the householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by writing or calling our Investor Relations department at: Investor Relations, Inland Western Retail Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, IL 60523 or by contacting us by telephone at (630) 218-8000. For future annual meetings, a stockholder may request separate annual reports or proxy statements, or may request the householding of such materials, by contacting us as noted above.

Other Matters

                As of the date of this proxy statement, the above are the only matters we are aware of that are to be acted upon at the Annual Meeting. If any other matter should come before the Annual Meeting, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of the holders of a majority of the votes cast on any such other matter will be required for approval.

By the order of the Board of Directors,

/s/ Dennis K. Holland

Dennis K. Holland
Secretary

Oak Brook, Illinois

July       , 2010

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

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APPENDIX A

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

~~FOURTH~~FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:                   Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:              The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is: Inland Western Retail Real Estate Trust, Inc. (the “Company”).  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.

ARTICLE II

ORGANIZATION

The name and address of the incorporator shall be David J. Kaufman, 227 West Monroe Street, Suite 3400, Chicago, Illinois 60606.  Said incorporator, an individual older than eighteen (18) years, shall form the corporation under the general laws of Maryland.

ARTICLE III

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a “REIT”) under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

RESIDENT OFFICE/AGENT AND PRINCIPAL OFFICE

The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.  The Company may have such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine.  The Company shall continuously maintain in the State of Maryland a registered office and a registered agent whose office is identical with such registered office.  The post office address of the Company’s registered office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202.  The name of the Company’s registered agent at such address is The Corporation Trust Incorporated.  The Company reserves the power to change its registered agent and registered office at any time.

ARTICLE V

DEFINITIONS

For the purposes of this Charter, the following terms shall have the following meanings:

“ACQUISITION EXPENSES” means expenses related to the Company’s selection, evaluation and acquisition of, and investment in, Properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals and surveys, nonrefundable option payments on Property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personal and miscellaneous expenses related to the selection and acquisition of Properties.

“ACQUISITION FEE” means the total of all fees and commissions paid by the Company or any Affiliate of the Company to any Person, or paid by any Person to any Affiliate of the Company and remitted to the Company, in connection with making or investing in mortgage loans or the purchase, development or construction of Property by the Company.  Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points or any fee of a similar nature, however designated.

“AFFILIATE” means, with respect to any other Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ASSET COVERAGE” means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Company.

“AVERAGE ASSETS” means, for any period, the average of the total book value of our real estate assets plus the total value of our loans receivables secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves.  We will compute our average assets by taking the average of these values at the end of each month during the quarter for which we are calculating the fee.

“CASH FLOW” means, with respect to any period: (i) all cash receipts derived from investments made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization, less (iii) cash receipts used to pay operating expenses.

“CHARTER” means the charter of the Company, as that term is defined in the MGCL.

“CODE” means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder (sometimes referred to as the “Treasury Regulations”) or corresponding provisions of subsequent revenue laws.

“COMPETITIVE REAL ESTATE COMMISSION” means the real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type and location of such Property.

“CONTRACT PRICE FOR THE PROPERTY” means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Company’s Property.

“DEVELOPMENT FEE” means a fee for the packaging of the Property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

“DIRECTOR(S)” means the members of the Board of Directors of the Company.

“EQUITY STOCK” means stock that is either common stock or preferred stock of the Company.

“INDEPENDENT EXPERT” means a Person with no material current or prior business or personal relationship with a Director and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

“MARKET PRICE” means on any date the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date.  The “Closing Price” on any date means the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board, or if there is no professional market maker making a market in the Shares, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price at which a Stockholder may purchase Shares pursuant to the Company’s Distribution Reinvestment Program (the “DRP”) if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of the Shares as determined by the Company, in its sole discretion.  “Trading Day” shall mean a day on which the principal national securities exchange on which the Shares are listed is open for the transaction of business or, if the Shares are not listed on any national securities exchange shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.  The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlements pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“NET ASSETS” or “NET ASSET VALUE” means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly on a basis consistently applied.

“NET INCOME” means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company’s assets.

“ORGANIZATION AND OFFERING EXPENSES” means all those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing shares of common stock of the Company to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.

“PERSON” means an individual, corporation, business trust, estate, trust, partnership (whether general or limited), limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.

“PROPERTY” or “PROPERTIES” means any, or all, respectively, of the real property and improvements thereon owned or to be owned by the Company, directly or indirectly through one or more of its Affiliates.

“PROSPECTUS” means any document, notice, or other communication satisfying the standards set forth in Section 10 of the Securities Act of 1933, as amended, and contained in a currently effective registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission, or if no registration statement is currently effective, then the Prospectus contained in the most recently effective registration statement.

“REIT” means a real estate investment trust as defined by the Code and the applicable Regulations.

“ROLL-UP” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company.  Such term does not include:

(a)           a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange; or

(b)           a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)            Stockholders’ voting rights;

(ii)           the term and existence of the Company; or

(iii)          the Company’s investment objectives.

“ROLL-UP ENTITY” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

“STOCKHOLDERS” means holders of shares of Equity Stock.

“TOTAL OPERATING EXPENSES” means the aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, but excluding:

(a)           the expenses of raising capital (such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the shares of common stock of the Company);

(b)           interest payments;

(c)           taxes;

(d)           non-cash expenditures such as depreciation, amortization and bad debt reserves; and

(e)           Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

ARTICLE VI

STOCK

SECTION 1.  AUTHORIZED STOCK.  The total number of shares of ~~stock~~Equity Stock which the Company has authority to issue is 650,000,000 shares, of which 640,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 10,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of ~~stock~~Equity Stock having par value is $650,000.  If shares of one class of ~~stock~~Equity Stock are classified or reclassified into shares of another class of ~~stock~~Equity Stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of ~~stock~~Equity Stock of all classes that the Company has authority to issue shall not be more than the total number of shares of ~~stock~~Equity Stock set forth in the first sentence of this paragraph.  To the extent permitted by Maryland law, the Board of Directors, without any action by the Stockholders of the Company, may amend the Charter from time to time to increase or decrease the aggregate number of shares of ~~stock~~Equity Stock or the number of shares of ~~stock~~Equity Stock of any class or series that the Company has authority to issue.

SECTION 2.  LIQUIDATION.  Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

SECTION 3.  COMMON STOCK.

(a)           Subject to the provisions of Article IX of this Charter regarding Equity Stock (as such term is defined therein), each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders.  Shares of Common Stock do not have cumulative voting rights.

(b)           A majority of voting shares of Equity Stock present in person or by proxy at an Annual Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors.  A quorum shall be 50% of the then outstanding voting shares of Equity Stock.

(c)           With respect to voting shares of Equity Stock owned by the Directors or any Affiliate, neither the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Directors or any Affiliate or any transaction between the Company and any of them.  In determining the requisite percentage interest of voting shares of Equity Stock necessary to approve a matter on which the Directors or any Affiliate may not vote or consent, any shares of Equity Stock owned by any of them shall not be included.

(d)           The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

SECTION 4.  PREFERRED STOCK.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

SECTION 5.  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of stock of the Company; (ii) specify the number of shares to be included in the class or series;  (iii) subject to the provisions of Article IX of this Charter regarding Equity Stock, and subject to the express terms of any class or series of stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (iii) of this Section 5 may be made dependent upon facts or events ascertainable outside this Charter (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 6.  GENERAL NATURE OF EQUITY STOCK.  All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in this Charter.  The Stockholders shall have no interest in any Properties and shall have no right to compel any partition, division, dividend or distribution of the Company or any Properties.

SECTION 7.  FRACTIONAL SHARES OF EQUITY STOCK.  The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

SECTION 8.  PREEMPTIVE RIGHTS.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5 of this Article VI, no Stockholder of the Company shall, as such Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.

SECTION 9.  CHARTER AND BYLAWS.  All persons who shall acquire Equity Stock shall acquire the same subject to the provisions of this Charter and the bylaws of the Company (the “Bylaws”), as this Charter and such Bylaws may be amended from time-to-time.

SECTION 10.  TERMS AND CONDITIONS OF EQUITY STOCK.  The Company shall not issue:

(a)           Common Stock which is non-voting or assessable;

(b)           Warrants, options or similar evidences of a right to buy its Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Directors, officers or employees of the Company;

(c)           (i) Common Stock which is redeemable at the option of the holder; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; and (iii) options or warrants to purchase Equity Stock to any Directors or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services that in the judgment of the Directors have a market value not less than the value of such option ~~on~~of the date of grant), and provided further that options or warrants issuable to Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Equity Stock on the date of grant of any options or warrants; or

(d)           Shares of Equity Stock on a deferred payment basis or similar arrangement.

SECTION 11.  RIGHTS OF OBJECTING STOCKHOLDERS.

Holders of Equity Stock are not entitled to exercise any rights of an objecting Stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law.

ARTICLE VII

BOARD OF DIRECTORS

SECTION 1.  NUMBER AND CLASSIFICATION.  The number of Directors of the Company shall be ~~nine~~eight, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than three, nor more than eleven.  The Directors may establish such committees as they deem appropriate as provided in the Bylaws.

The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

Kenneth H. Beard

Frank A. Catalano, Jr.

Paul R. Gauvreau

Gerald M. Gorski

Brenda G. Gujral

Richard P. Imperiale

Kenneth E. Masick

Barbara A. Murphy

~~Robert D. Parks~~

SECTION 2.  ELECTION AND TERM.  Each Director (other than a Director elected to fill the unexpired term of another Director) is elected by the voting Stockholders and shall serve a one year term and hold office until his or her successor is duly elected and qualify.

SECTION 3.  RESIGNATION, REMOVAL OR DEATH.  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause, at an annual or special meeting of the Stockholders, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors.  For purposes of this paragraph, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

SECTION 4.  SERVICE AS NOMINEE.  Legal title to any Property shall be vested in the Company, but the Company may cause legal title to any such Property to be held by or in the name of any or all of the Directors or any other person as nominee.  Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any right, title or interest in and to any Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any such Property held in his name, and shall account to the remaining Directors as they require for all such Property which he holds as Director.  Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any conveyancing documents have been executed and delivered.  Written evidence of the qualification and acceptance of election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary or desirable.

SECTION 5.  DUTIES AND POWERS.

(a)           GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board of Directors.  All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by this Charter or the Bylaws.  This Charter shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors.  Any construction of this Charter or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive.  The enumeration and definition of particular powers of the Board of Directors included in this Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland General Corporation Law, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.  ~~At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority of the Directors.~~

(b)           REIT QUALIFICATION.  The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT.  In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interest of the Company to continue to have the Company qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article IX is no longer required for REIT qualification.

(c)           AUTHORIZATION BY BOARD OF DIRECTORS OF EQUITY STOCK ISSUANCE.  The Board of Directors may authorize the issuance from time to time of shares of ~~stock~~Equity Stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its ~~stock~~Equity Stock or any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a ~~stock~~Equity Stock split or ~~stock~~Equity Stock dividend), subject to such restrictions or limitations, if any, as may be set forth in this Charter or the Bylaws.

(d)           DISTRIBUTIONS.  The Company intends to pay regular quarterly distributions to its Stockholders (“Distributions”).  However, the Company reserves the right to pay Distributions on a monthly basis in an amount determined by the Board of Directors. Distributions will be at the discretion of the Board of Directors.  The Company’s ability to pay Distributions and the size of these Distributions will depend upon a variety of factors.  There can be no assurance that Distributions will be made or that any particular level of Distributions established in the future, if any, will be maintained by the Company.

To the extent possible, the Company seeks to avoid the fluctuations in Distributions which might result if Distributions were based on actual cash received during the Distribution period.  To avoid fluctuation, the Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the Distribution period and prior to the payment date for such Distribution, in order to pay annualized Distributions consistent with the Distribution level established from time to time by the Board of Directors.  The Company’s ability to maintain this policy is dependent upon the Company’s Cash Flow and the applicable requirements for qualifying as a REIT as contained in Code Section 856 through 960 and the Regulations promulgated thereunder.  There can be no assurance that there will be Cash Flow available to pay Distributions, or that Distribution amounts will not fluctuate.  ~~Quarterly~~ Distributions will be calculated with ~~daily~~ record and Distribution declaration dates.  However, the Board of Directors could, at any time, elect to pay Distributions monthly, and later switch back to quarterly, to reduce administrative costs.

~~Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed.  If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently.  In no event shall such information be provided to Stockholders more than 60 days after the close of the fiscal year in which the Distribution was made.~~

Distributions in-kind shall not be permitted, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the in-kind Property; (b) the Directors offer each Stockholder the election of receiving in-kind property Distributions; and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors’ offer.

The ~~Directors~~Company shall endeavor to declare and pay such Distributions as shall be necessary under the Code; however, Stockholders shall have no right to any Distribution unless and until declared by the Directors.  The exercise of the powers and rights of the ~~Directors~~Company pursuant to this Section 5 shall be subject to the provisions of any class or series of Equity Stock at the time outstanding.  The receipt by any person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e)           DISTRIBUTION REINVESTMENT PROGRAM.  The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:

(i)            All material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and

(ii)           Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (i) above.

(f)            REVIEW OF INVESTMENT POLICIES.  The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company to assure that such policies are carried out.  The Directors shall review such policies of the Company, with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders.  Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.

(g)           DETERMINATION OF CONSIDERATION.  The consideration paid for Properties acquired by the Company shall ordinarily be based upon the fair market value of the Properties and approved by a majority of the Directors.  In cases in which a majority of the Directors so determine, or if assets are acquired from a Director or an Affiliate pursuant to Section 5 of Article VIII of this Charter, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Directors.

(h)           RESERVED POWERS OF BOARD.  The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.

SECTION 6.  PERFORMANCE OF DUTIES.  A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves in accordance with Maryland law.  A Director who performs his or her duties in accordance with Maryland law has no liability by reason of being or having been a Director.

SECTION 7.  FIDUCIARY DUTY.  The Directors shall be deemed to be in a fiduciary relationship to the Company and the Stockholders.

SECTION 8.  DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with this Charter, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; (v) any matters relating to the acquisition, holding and disposition of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.

ARTICLE VIII

PROVISIONS FOR DEFINING, LIMITING AND

REGULATING CERTAIN POWERS OF THE COMPANY

AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or its Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT.

SECTION 1.  LIMITATION ON ORGANIZATION AND OFFERING EXPENSES.  The Organization and Offering Expenses paid in connection with the Company’s formation or the syndication or sale of shares of Common Stock shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in such syndication or sale.

SECTION 2.  LIMITATION ON ACQUISITION FEES AND EXPENSES.  The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall be reasonable, and shall in no event exceed an amount equal to 6% of the Contract Price for the Property, or in the case of a mortgage loan, 6% of the funds advanced; provided, however, that a majority of the Directors not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 3.  LIMITATION ON TOTAL OPERATING EXPENSES.  The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Assets of the Company or 25% of the Company’s Net Income.  The Directors have a fiduciary responsibility to limit the Company’s annual Total Operating Expenses to amounts that do not exceed the limitations described above.  The Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses.  Any such finding by the Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors.  Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact.  If the Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Directors’ conclusion.

SECTION 4.  LIMITATION ON REAL ESTATE COMMISSIONS.  If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the Property (“Competitive Real Estate Commission”), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the Property.

SECTION 5.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

(a)           SALES AND LEASES TO COMPANY.  The Company shall not purchase Property from any of the Directors or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable.  In no event shall the cost of such asset to the Company exceed its appraised value at the time of acquisition of the Property by the Company.

(b)           SALES AND LEASES TO DIRECTOR OR ANY AFFILIATE.  A Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.  The Company may lease assets to a Director or any Affiliate thereof only if approved by a majority of the Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.

(c)           LOANS.  No loans may be made by the Company to a Director or any Affiliate thereof except as provided in Article X of this Charter hereof, or to wholly owned subsidiaries of the Company.  The Company may not borrow money from a Director or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transactions, approve the transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

(d)           INVESTMENTS.  The Company shall not invest in joint ventures with a Director or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint ventures.  The Company shall not invest in equity securities unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.

(e)           OTHER TRANSACTIONS.  All other transactions between the Company and a Director or any Affiliate thereof, shall require approval by a majority of the Directors not otherwise interested in such transactions as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

SECTION 6.  LIMITATION ON BORROWING.  The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution of dividends by the Internal Revenue Code of 1986, as amended, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes.  The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly.  The aggregate amount of Company borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets.  Any excess in borrowing over such 300% of Net Assets level shall be approved by a majority of the Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for such excess.  Any excess in borrowing over such 300% of Net Assets level shall be subject to the approval by the Stockholders.

ARTICLE IX

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

SECTION 1.  DEFINITIONS.  For the purpose of this Article IX, the following terms shall have the following meanings:

AGGREGATE STOCK OWNERSHIP LIMIT.  The term “Aggregate Stock Ownership Limit” shall mean not more than 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock.  The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

BENEFICIAL OWNERSHIP.  The term “Beneficial Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

BUSINESS DAY.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

CHARITABLE BENEFICIARY.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

COMMON STOCK OWNERSHIP LIMIT.  The term “Common Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company.  The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.

CONSTRUCTIVE OWNERSHIP.  The term “Constructive Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section

856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

EQUITY STOCK.  The term “Equity Stock” shall mean all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock.

EXCEPTED HOLDER.  The term “Excepted Holder” shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by this Charter or by the Board of Directors pursuant to Section 2.7.

EXCEPTED HOLDER LIMIT.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 2.7, and subject to adjustment pursuant to Section 2.8, the percentage limit established by the Board of Directors pursuant to Section 2.7.

INITIAL DATE.  The term “Initial Date” shall mean the date upon which the Articles of Amendment containing this Article IX are filed with the SDAT.

MARKET PRICE.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the ~~National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other~~principal automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors.

MGCL.  The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

NYSE.  The term “NYSE” shall mean the New York Stock Exchange.

PERSON.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

PROHIBITED OWNER.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 2.1, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT.  The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.

RESTRICTION TERMINATION DATE.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Company determines pursuant to Section 5(b) of Article VII of this Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

TRANSFER.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Stock or the right to vote or receive dividends on Equity Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

TRUST.  The term “Trust” shall mean any trust provided for in Section 3.1.

TRUSTEE.  The term “Trustee” shall mean the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

SECTION 2.  EQUITY STOCK.

SECTION 2.1.  OWNERSHIP LIMITATIONS.  During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a)           Basic Restrictions.

(i)            (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted

Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)           No Person shall Beneficially or Constructively Own shares of Equity Stock to the extent that such Beneficial or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)          Notwithstanding any other provisions contained herein but subject to Section 4 of this Article IX, any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(b)           TRANSFER IN TRUST.  If any Transfer of shares of Equity Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 2.1(a)(i) or (ii) above,

(i)            then that number of shares of the Equity Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 2.1(a)(i) or (ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)           if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 2.1(a)(i) or (ii), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 2.1(a)(i) or (ii) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

SECTION 2.2.  REMEDIES FOR BREACH.  If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2.1 above or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Equity Stock in violation of Section 2.1 above (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; PROVIDED, HOWEVER, that any Transfer or attempted Transfer or other event in violation of Section 2.1 above shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void AB INITIO as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

SECTION 2.3.  NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Equity Stock that will or may violate Section 2.1(a) above or any Person who would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 2.1(b) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

SECTION 2.4.  OWNERS REQUIRED TO PROVIDE INFORMATION.  From the Initial Date and prior to the Restriction Termination Date:

(a)           every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Equity Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Equity Stock and other shares of the Equity Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(b)           each Person who is a Beneficial or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

SECTION 2.5.  REMEDIES NOT LIMITED.  Subject to Section 5(b) of Article VII of this Charter, nothing contained in this Section 2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

SECTION 2.6.  AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 2, Section 3, or any definition contained in Section 1, the Board of Directors shall have the power to determine the application of the provisions of this Section 2 or Section 3 or any such definition with respect to any situation based on the facts known to it.  In the event Section 2 or 3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 1, 2 or 3.

SECTION 2.7.  EXCEPTIONS.

(a)           Subject to Section 2.1(a)(ii), the Board of Directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)            the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Equity Stock will violate Section 2.1(a)(ii);

(ii)           such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Company, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(iii)          such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 2.1 through 2.6) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections 2.1(b) and 3.

(b)           Prior to granting any exception pursuant to Section 2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)           Subject to Section 2.1(a)(ii) above, an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)           The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

SECTION 2.8.  INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS.  The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

SECTION 2.9.  LEGEND.  Each certificate for shares of Equity Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Company’s Charter, (i) no Person may Beneficially or Constructively Own shares of the Company’s Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may  Beneficially or Constructively Own shares of Equity Stock of the Company in excess of 9.8 percent of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than 100 Persons.  Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Equity Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO.  All capitalized terms in this legend have the meanings defined in the charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.

Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

SECTION 3.  TRANSFER OF EQUITY STOCK IN TRUST.

SECTION 3.1.  OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 2.1(b) that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 2.1(b).  The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section 3.6.

SECTION 3.2.  STATUS OF SHARES HELD BY THE TRUSTEE.  Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Company.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

SECTION 3.3.  DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article IX, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

SECTION 3.4.  SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 3.4.  The Prohibited Owner shall receive the lesser of the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust.

Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3.4, such excess shall be paid to the Trustee upon demand.

SECTION 3.5.  PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 3.4.  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

SECTION 3.6.  DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 4.  NYSE TRANSACTIONS.  Nothing in this Article IX shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article IX and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article IX.

SECTION 5.  ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article IX.

SECTION 6.  NON-WAIVER.  No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE X

INVESTMENT RESTRICTIONS

The investment policies set forth in this Article X shall be approved by a majority of the Directors.  Subject to the restrictions set forth in this Article X and so long as the Company qualifies as a REIT, a majority of the Directors may set the investment policies if they determine that such policies are in the best interests of the Company.  The Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Stockholders.

The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by this Charter.

In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company will observe the following restrictions on its investments:

(a)                                  Not more than 10% of the Company’s total assets will be invested in unimproved real property or mortgage loans on unimproved real property.  For purposes of this paragraph, “unimproved real properties” does not include properties (i) acquired for the purpose of producing rental or other operating income, (ii) having development or construction in process, and (iii) under contract or planned for development or construction within one year from the Company’s purchase thereof;

(b)                                 The Company may not invest in commodities or commodity future contracts.  Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;

(c)                                  The Company may not invest in contracts for the sale of real estate;

(d)                                 The Company may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property.  Mortgage indebtedness on any property shall not exceed such property’s appraised value.  In cases in which the majority of Directors so determine, and in all cases in which the mortgage loan involves the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property.  The appraisal shall be maintained in the Company’s records for at least five years, and shall be available for inspection and duplication by any Stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.  The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;

(e)                                  The Company may not make or invest in mortgage loans, including construction loans, on any one property, if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;

(f)                                    The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of any Director or Affiliates thereof;

(g)                                 The Company may not acquire securities in any company holding investments or engaging in activities prohibited by this Article X;

(h)                                 The Company shall not invest in equity securities unless a majority of the Directors not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.  Investments in entities affiliated with any Director or Affiliates thereof are subject to the restrictions on joint venture investments, or pursuant to the SRP.  Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors determine such purchase to be in the best interests of the Company;

(i)                                     The Company may not engage in any short sale or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%;

(j)                                     To the extent the Company invests in Properties, a majority of the Directors shall approve the consideration paid for such Properties, based on the fair market value of the Property.  If a majority of the Directors determine, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Directors.  In the event the Company acquires Property from any Director or Affiliate, the provisions of Section 5 of Article VIII of this Charter are applicable;

(k)                                  The Company may not invest in indebtedness (herein called “Junior Debt”) secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called “Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such Property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s tangible assets.  The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company’s tangible assets (which would be included within the 25% limitation);

(l)                                     The Company may not engage in trading, as compared with investment activities; and

(m)                               The Company may not engage in underwriting or the agency distribution of securities issued by others.

ARTICLE XI

STOCKHOLDERS

SECTION 1.  ACCESS TO RECORDS.  Any Stockholder and any designated representative thereof shall ~~be permitted access to all records of the Company~~ at all reasonable times~~,~~ be permitted access to and may inspect and copy ~~any of them for the purposes specified below.  Inspection of the Company’s books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours.  In addition~~records of the Company such as the Bylaws, minutes of proceedings of stockholders, annual statement of affairs, and other records specified under Maryland law at the business office of the Company, and, subject to the provisions of Maryland law requiring a minimum level of stock ownership for access to books of account and stockholder records, an alphabetical list of names, addresses and, if part of the records kept by the Company’s transfer agent, the business telephone numbers of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them (the “Stockholder List”), and may inspect and copy any of them for the purposes specified below.  The Stockholder List~~”)~~ shall be maintained and updated quarterly as part of the books and records of the Company ~~and shall be available for inspection by any Stockholder or~~.  The copy of the Stockholder~~’s designated agent~~ List maintained at the business office of the Company ~~upon the request of the Stockholder.  The copy of the Stockholder List~~ shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type).  The Company shall impose a reasonable charge for expenses incurred in reproducing such list.  The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights under this Charter and the exercise of Stockholders’ rights under federal proxy laws.  If the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and this Charter, the Directors shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect.  It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company.  The Company may require the Stockholder requesting the Stockholder List to represent in writing that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.  Inspection of the Company’s books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours

SECTION 2.  REPORTS AND MEETINGS.

(a)                                  REPORTS.  Each year the Company shall prepare an annual report of its operations.  The report shall include a balance sheet, an income statement, and a surplus statement.  The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant’s examination of the books and records of the Company in accordance with generally accepted auditing principles.  The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the Total Operating Expenses of the Company stated as a percentage of Average Assets and as a percentage of Net Income; (iii) a report from the Directors that they believe the policies being followed by the Company are in the best interests of the Stockholders and the basis for such determination; and (iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors and any Affiliates thereof occurring in the year for which the annual report is made.  Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company.  The annual report shall be submitted to each Stockholder at or before the annual meeting of the Stockholders and shall be placed on file at the Company’s principal office within the earlier of 20 days after the annual meeting of Stockholders or 120 days after the end of the Company’s fiscal year.  The Company may comply with this requirement using the Company’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission.

(b)                                 MEETINGS.  Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.

There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business ~~within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year~~at such time as set forth in the Bylaws.  The Directors are required to take reasonable steps to insure that the requirements of this Article XI are met.  Special meetings of the Stockholders may be called by the President, a majority of the Directors, or any other person specified in the Bylaws, and shall be called by the Secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of Equity Stock entitled to vote at such meeting.  Upon receipt of such a written request, the Secretary of the Company) shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a Notice of such meeting, notify each Stockholder entitled to Notice of the meeting within ten (10) days after receipt of the written Notice of a meeting and the purpose of the meeting to be held on a date not less than fifteen (15) nor more than sixty (60) days after distribution of such Notice.  The Company will pay the reasonable cost of such notice and mailing for such a meeting.

Except as provided in the fourth sentence of the second paragraph of Section 2(c) of this Article XI, notice of any annual or special meeting of Stockholders shall be given not less than 10 nor more than 90 days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

ARTICLE XII

ROLL-UPS

SECTION 1.  APPRAISAL.  In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert.  The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares.  Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

The Company’s assets shall be appraised in a consistent manner.  The appraisal shall:

(a)                                  be based on an evaluation of all relevant information;

(b)                                 indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and

(c)                                  assume an orderly liquidation of the Company’s assets over a 12-month period.

The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders.  A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

SECTION 2.  STOCKHOLDER OPTIONS.  Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:

(a)                                  accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

(b)                                 one of either:

(i)                                     remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or

(ii)                                  receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.

SECTION 3.  RESTRICTIONS.  The Company may not participate in any proposed Roll-Up which would:

(a)                                  result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in this Charter;

(b)                                 result in the Stockholders having voting rights that are less than those provided in this Charter;

(c)                                  result in the Stockholders having greater liability than as provided in this Charter;

(d)                                 result in the Stockholders having rights to receive reports that are less than those provided in this Charter;

(e)                                  result in the Stockholders having access to records that are more limited than those provided in this Charter;

(f)                                    include provisions which would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

(g)                                 limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;

(h)                                 result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in this Charter; or

(i)                                     place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the shares of Equity Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in this Article XII.  Approval of a majority of the voting shares of Equity Stock is required for the Company to engage in any Roll-Up which is in conformity with this Article XII.

SECTION 4.  GENERAL.  The provisions of this Article XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

ARTICLE XIII

AMENDMENTS AND EXTRAORDINARY ACTIONS

SECTION 1.  GENERAL.  The Company reserves the right from time to time to make any amendment to this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any unissued shares of Equity Stock.  All rights and powers conferred by this Charter on Stockholders, Directors and officers are granted subject to this reservation.  All references to this Charter shall include all amendments thereto.

SECTION 2.  STOCKHOLDERS APPROVAL.  Subject to (a) the provisions of any class or series of Equity Stock at the time outstanding, (b) the restrictions on Roll-Ups described in Article XII of this Charter so long as applicable, (c) the limitations described in Article IX of this Charter, and (d) Section 3 of this Article XIII, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Equity Stock: (i) except as otherwise permitted under Maryland law or by specific provision in this Charter, amend this Charter or sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; nor (ii) except in each case to the extent the Maryland General Corporation Law permits such transactions to be approved solely by the Board of Directors, cause a merger, consolidation or share exchange of the Company; nor (iii) dissolve or liquidate the Company.  The Company shall deem a sale of two-thirds or more of the Company’s assets, based on the total number of Properties and mortgages owned by the Company, or the current fair market value of such Properties and mortgages, as a sale of “substantially all of the Company’s assets.”

SECTION 3.  BY STOCKHOLDERS.  Notwithstanding any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Equity Stock may, at a duly called meeting of such holders, vote to (i) amend this Charter, or (ii) dissolve the Company.  Such action may also be taken by written consent of such holders.  In the event that the holders of the then outstanding voting shares of Equity Stock direct the amendment of this Charter or the dissolution of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is necessary to accomplish such amendment or dissolution.

ARTICLE XIV

LIMITATION OF LIABILITY AND INDEMNIFICATION

SECTION 1.  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Property or the affairs of the Company.

SECTION 2.  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages.  Neither the amendment nor repeal of this Section 2, nor the adoption or amendment of any other provision of this Charter inconsistent with this Section 2, shall apply to or affect in any respect the applicability of this Section 2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 3.  INDEMNIFICATION.

(a)                                  To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The Company may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a Person who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  The indemnification and payment of expenses provided in this Charter shall not be deemed exclusive of or limit in any way other rights to which any Person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.  Neither the amendment nor repeal of this Section 3, nor the adoption or amendment of any other provision of this Charter inconsistent with this Section 3, shall apply to or affect in any respect the applicability of this Section 3 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)                                 The Company may purchase and maintain insurance on behalf of any Person who is or was a Director, officer, employee or agent of the Company or its affiliates, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such, whether or not he/she is indemnified against such liability under the provisions of this Article.

THIRD:                                                       The amendment to and restatement of this charter as hereinabove set forth have been duly advised by the board of directors and approved by the stockholders of the Company as required by law.

FOURTH:                                           The current address of the principal office of the Company is as set forth in Article IV of the foregoing amendment and restatement of this charter.

FIFTH:                                                          The name and address of the Company’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of this charter.

SIXTH:                                                        The number of directors of the Company and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of this charter.

SEVENTH:                                   The undersigned acknowledges these ~~Fourth~~Fifth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these ~~Fourth~~Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief ~~Operating Officer~~Executive, President, Chief Financial Officer and Treasurer and attested to by its General Counsel and Secretary on this          day of                           , ~~2008.~~2010.

Steven P. Grimes
Chief ~~Operating~~Executive Officer,
President,
Chief Financial Officer and Treasurer

Attested to by:

Dennis K. Holland
General Counsel and Secretary

APPENDIX B

SECOND AMENDED AND RESTATED

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

INDEPENDENT DIRECTOR STOCK OPTION PLAN

(As of ~~January 2008~~October 2009)

ARTICLE I

GENERAL

1.1                               PURPOSE:

Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby adopts this Independent Director Stock Option Plan (the “Plan”).  The purpose of the Plan is to foster and promote the long-term financial success of the Company by attracting and retaining outstanding nonemployee directors by enabling them to participate in the Company’s growth through the granting of Options (as defined in Article II) which entitle them to purchase shares of the Company’s common stock, par value $0.001 per share (“Shares”).

1.2                               PARTICIPATION:

Only directors of the Company who at the time an Option is granted are “Non-Employee Directors” as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”), or any similar rule which may subsequently be in effect (the “Independent Directors”) shall receive an Option under the Plan.

1.3                               SHARES SUBJECT TO THE PLAN:

Shares to be issued upon exercise of Options granted under the Plan may be in whole or in part from authorized but unissued Shares or treasury Shares of the Company.  A maximum of ~~75,000~~375,000 Shares (the “Plan Maximum”) may be issued for all purposes under the Plan (subject to adjustment pursuant to Section 3.2), and the Company shall reserve ~~75,000~~375,000 authorized but unissued Shares as of the date this Plan is established for issuance upon exercise of Options granted under the Plan.  Any Shares reserved for issuance under Options which for any reason are canceled or terminated without having been exercised shall not be counted in determining whether the Plan Maximum has been reached.  Options for fractional shares shall not be granted.

1.4                               GENDER AND NUMBER:

Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE II

STOCK OPTION AWARDS

2.1                               AWARD OF STOCK OPTIONS:

(a)                                  Effective on the date on which an Independent Director becomes a member of the Board of Directors of the Company, each Independent Director who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (an “Initial Option”) under the Plan to purchase 5,000 Shares (subject to adjustment pursuant to Section 3.2).  Effective on the date of each Annual Meeting of Stockholders of the Company (an “Annual Meeting”), commencing with the Company’s Annual Meeting in 2008, each Independent Director then in office who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (a “Subsequent Option” or the “Subsequent Options”, collectively with the “Initial Options” referred to herein as an “Option” or “Options”) to purchase 5,000 Shares (subject to adjustment pursuant to Section 3.2). The Options are not intended to qualify as “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)                                 Notwithstanding any other provision of this Plan, no Options shall be issued pursuant to Section 2.1(a) to the extent that the issuance of such Options would (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Options were exercised; (ii) result in the Company being “closely held” within the meaning of Code Section 856(h); (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Code Section 856(d)(2)(B); or (iv) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a material risk that the Company would no longer qualify) as a real estate investment trust within the meaning of Code Section 856.  To the extent that the issuance of Options pursuant to Section 2.1(a) would violate any of these limitations, the number of Shares that may be purchased under the Options to be issued to each of the Independent Directors shall be reduced pro rata.  To the extent that the number of Shares which may be purchased under Options issued to an Independent Director is reduced in any year as a result of the application of these limitations, Options to purchase such Shares shall be issued to the Independent Director in any subsequent year in which issuance of such Options, after taking into account the Options to be issued to the Independent Directors in such subsequent year under Section 2.1(a), would not violate the limitations imposed by this Section 2.1(b).  To the extent that the issuance of an Option is delayed until a subsequent year under this Section 2.1, the Option shall be treated for all purposes under this Plan as having been issued in such subsequent year.

2.2                               STOCK OPTION CERTIFICATES:

The award of an Option shall be evidenced by a certificate executed by an officer of the Company.

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2.3                               OPTION PRICE:

The purchase price of a Share (the “Option Price”) under each Initial Option granted shall be the Fair Market Value (as defined in Section 3.5) of a Share on the date of the grant.  The Option Price under each Subsequent Option granted on the date of any Annual Meeting shall be the Fair Market Value of a Share on the last business day preceding the date of the Annual Meeting.

2.4                               EXERCISE AND TERM OF OPTIONS:

(a)                                  Options may be exercised by the delivery of written notice of exercise and payment of the aggregate Option Price for the Shares to be purchased to the Secretary of the Company.  The Option Price may be paid in cash (including check, bank draft or money order) or, unless in the opinion of counsel to the Company doing so may result in a possible violation of law, by delivery of Shares already owned by the Independent Director, valued at Fair  Market Value on the date of the exercise.  As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Independent Director a certificate or certificates representing the purchased Shares.  An Independent Director shall have none of the rights of a shareholder until a certificate or certificates for Shares underlying the Option(s) exercised are issued and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

(b)                                 Each certificate for Shares issued upon exercise of an Option, unless at the time of exercise such Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), shall bear the following legend:

NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions.

Each certificate for Shares issued upon exercise of an Option shall also bear any legends required by the Company’s Articles of Incorporation and the transferability of the certificate and the Shares represented thereby shall be subject to the restrictions contained in the Company’s Articles of Incorporation.

(c)                                  An Independent Director’s Initial Option shall (subject to Section 3.1) become exercisable as follows: (i) 1,666 shares on the date of grant, (ii) an additional 1,666 shares on the

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first anniversary of the date of grant, and (iii) an additional 1,668 shares on the second anniversary of the date of grant  and shall continue to be exercisable until the first to occur of (i) the tenth anniversary of the date of grant, (ii) the removal for cause of the Independent Director as an Independent Director, or (iii) three months following the date the Independent Director ceases to be an Independent Director for any other reason except death or disability.  Each of an Independent Director’s Subsequent Options shall (subject to Section 3.1) become fully exercisable on the second anniversary of the date on which the Subsequent Option(s) was granted  and shall continue to be exercisable until the first to occur of (i) the tenth anniversary of the date of grant, (ii) the removal for cause of the Independent Director as an Independent Director, or (iii) three months following the date the Independent Director ceases to be an Independent Director for any other reason except death or disability.  Notwithstanding the foregoing, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is otherwise exercisable on the date of the death or disabling event; provided, however, if the Option is exercised within the first six months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the Option. An Independent Director is removed “for cause” for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

(d)                                 Notwithstanding any other terms or provisions herein to the contrary, no Option may be exercised if, in the opinion of the Company’s counsel, such exercise would jeopardize the Company’s  status as a real estate investment trust under the Code.

ARTICLE III

MISCELLANEOUS PROVISIONS

3.1                               NONTRANSFERABILITY; BENEFICIARIES:

No Option awarded under the Plan shall be transferable by the Independent Director otherwise than by will or, if the Independent Director dies intestate, by the laws of descent and distribution.  All Options exercised during the Independent Director’s lifetime shall be exercised only by the Independent Director or his legal representative.  Any transfer contrary to this Section 3.1 will nullify the Option.  Notwithstanding any other provisions of this Plan, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is exercisable on the date of the Independent Director’s death or disabling event; provided, however, if the Option is exercised within the first six months after it becomes exercisable, any Shares issued on such exercise may not be sold until the six month anniversary of the date of the grant of the Option.  Each Independent Director may name, from time to time, any beneficiary or

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beneficiaries (who may be named contingently or successively) who may exercise such Options.  Each designation will revoke all prior designations by such Independent Director, must be in writing and will be effective only when filed with the Secretary of the Company during his lifetime.

3.2                               ADJUSTMENT UPON CERTAIN CHANGES:

(a)                                  If the outstanding Shares are (i) increased, decreased, or (ii) changed into, or exchanged for, a different number or kind of shares or securities of the Company, through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Shares that may be issued pursuant to an Option and in the minimum number of Shares that must be issued and outstanding prior to the issuance of the Initial Options pursuant to Section 2.1(a)(iii).  A corresponding adjustment to the consideration payable with respect to all Options granted prior to any such change shall also be made.  Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the Option Price for each Share.

(b)                                 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of all or substantially all of the Company’s property, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited.  However, holders of Options may exercise any Options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger.  Notwithstanding the foregoing, the Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or Shares in lieu of and in complete satisfaction of such Options.

3.3                               AMENDMENT, SUSPENSION AND TERMINATION OF PLAN:

The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without stockholder approval to the extent required by law, or any agreement or the rules of any stock exchange upon which the Shares may be listed or of any national market system on which Shares may be traded: (a) except as provided in Section 3.2,

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materially increase the number of Shares which may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan.  No such amendment, suspension or termination shall: (x) impair the rights of Independent Directors under any outstanding Option without the consent of the Independent Directors affected thereby; or (y) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b3.

3.4                               TAX WITHHOLDING:

(a)                                  The Company shall have the power to withhold, or require an Independent Director to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or Shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

(b)                                 Subject to the consent of the Board of Directors of the Company, due to the exercise of an Option, an Independent Director may make an irrevocable election (an “Election”) to: (a) have Shares otherwise issuable hereunder withheld; or (b) tender back to the Company Shares received; or (c) deliver back to the Company previously acquired Shares having a Fair Market Value sufficient to satisfy all or part of the Independent Director’s estimated tax obligations associated with the transaction.  Such Election must be made by an Independent Director prior to the date on which the relevant tax obligation arises.  The Board of Directors of the Company may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option under this Plan that the right to make Elections shall not apply to such Option.

3.5                               DEFINITION OF FAIR MARKET VALUE:

“Fair Market Value” on any date shall mean the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date.  The “Closing Price” on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price per share at which a Stockholder may purchase Shares pursuant to the Company’s Distribution Reinvestment Program (the “DRP”) if such DRP is then in existence, or if the DRP is not then in

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existence, the fair market value of a Share as determined by the Company, in its sole discretion.  “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.  The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

3.6                               PLAN NOT EXCLUSIVE:

The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for Independent Directors or other Directors of the Company.

3.7                               LISTING, REGISTRATION AND LEGAL COMPLIANCE:

Each Option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification thereof or of any Shares or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Option or the issue, delivery or purchase of Shares or other property thereunder, no such Option may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Company, and the holder of the award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action.  The Company may at any time impose any limitations upon the exercise, delivery or payment of any Option which, in the opinion of the Board of Directors of the Company, are necessary or desirable in order to cause the Plan or any other plan of the Company to comply with Rule 16b-3.  If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Board of Directors of the Company may, without the holders’ consent, so reduce such period on not less than 15 days written notice to the holders thereof.

3.8                               RIGHTS OF INDEPENDENT DIRECTORS:

Nothing in the Plan shall confer upon any Independent Director any right to serve as an Independent Director for any period of time or to continue serving at his present or any other rate of compensation.

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3.9                               NO OBLIGATION TO EXERCISE OPTION:

The granting of an Option shall impose no obligation upon the Independent Director to exercise such Option.

3.10                        REQUIREMENTS OF LAW; GOVERNING LAW:

The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.  The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3, unless a contrary interpretation of any such provision is otherwise required by applicable law.

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INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 12, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Dennis K. Holland and Steven P. Grimes as proxies for the undersigned, and each of them with full power of substitution and re-substitution, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on October 12, 2010, at 10:00 a.m., Central Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be signed on reverse side) PROXY SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE PRELIMINARY COPY

Date: , 2010 Signature: Signature (if held jointly): Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. TO AUTHORIZE YOUR PROXY BY MAIL, PLEASE DETACH HERE TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted. When asked, please confirm your vote by pressing 1. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/INWEST IF YOU AUTHORIZE YOUR PROXY BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING. OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1. OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions: Call Toll Free On a Touch-Telephone 1-800-868-5614 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Proxy Authorization CHECK HERE ONLY IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please mark vote as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR DIRECTOR, AND FOR PROPOSALS 2 AND 3. PROPOSAL 1: Elect eight directors; 01. KENNETH H. BEARD 05. BRENDA G. GUJRAL 02. FRANK A. CATALANO, JR. 06. RICHARD P. IMPERIALE 03. PAUL R. GAUVREAU 07. KENNETH E. MASICK 04. GERALD M. GORSKI 08. BARBARA A. MURPHY FOR ALL EXCEPT (Except nominee(s) written above) FOR ALL WITHHOLD ALL FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN PROPOSAL 2: Approve the amendent and restatement of our charter. PROPOSAL 3: Approve the Second Amended and Restated Inland Western Retail Real Estate Trust, Inc. Independent Director Stock Option Plan.